                                                                    EXHIBIT 10.2
                                     LEASE

         THIS LEASE, made as of the 1st day of February, 1994, by and between 1500 Limited Partnership, a Michigan limited partnership, whose address is 1500 West Big Beaver Road, Troy, Michigan 48084 (hereinafter referred to as "Landlord"), and Sandy Corporation, a Michigan corporation, whose address is 1500 West Big Beaver, Troy, Michigan 48084 (hereinafter referred to as "Tenant").

         WHEREAS, Landlord owns that certain office building located at 1500 West Big Beaver, Troy, Michigan (hereinafter referred to as the "Building"), as more particularly described on Exhibit A attached hereto, together with all buildings, structures, improvements and parking areas constructed thereon and all easements, rights and appurtenances thereto (collectively, the "Property"); and

         WHEREAS, Tenant desires to lease a portion of the Building and Landlord agrees to lease the Leased Premises to Tenant.

         NOW THEREFORE, Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by the Tenant, does hereby lease to the Tenant the Leased Premises defined in Section 1 hereof upon the terms and conditions hereinafter set forth and Landlord and Tenant agree as follows:

         1.      Basic Lease Provisions.

         The following are certain basic lease provisions, which are part of, and in certain instances referred to in subsequent provisions of, this Lease:

                 A. Address and Building: 1500 West Big Beaver Road, Troy, Michigan 48084.

                 B. Leased Premises: 62,772 rentable square feet of area which space is located on the second floor and a portion of the first floor as designated and more particularly described by the area outlined on Exhibit "B" attached hereto (the "Leased Premises").

                 C.       Term:  From February 1, 1994 through and including
         May 31, 2006

                 D.       Commencement Date:  February 1, 1994.

                 E.       Termination Date:  May 31, 2006.

                 F.       Basic Annual Rent:

                                Period                      Annual Rent
                                ------                      -----------
                          2/1/94 - 1/31/99                  $1,129,896.00
                          2/1/99 - 1/31/04                   1,192,668.00
                          2/1/04 - 5/31/06                   1,224,054.00

                 G.       Monthly Rental Installments:

                                Period                      Monthly Rent
                                ------                      ------------
                          2/1/94 - 1/31/99                  $ 94,158.00
                          2/1/99 - 1/31/04                    99,389.00
                          2/1/04 - 5/31/06                   102,004.50

                 H. Basic Monthly Expense: Tenant is responsible for all electric costs within the Leased Premises other than heating and air conditioning costs, as set forth in Section 6.2 of this Lease. Tenant is also responsible for Tenant's Proportionate Share (as hereinafter defined) of "Increased Charges," as set forth in Section 4.3 hereof.

                 I. Tenant's Proportionate Share: 81.8% (subject to decrease if the area of the Leased Premises decreases when compared to the gross leaseable area of the Building).

                 J. Tenant's Use: general business offices and such other office, medical, research, training and seminar presentation uses (other than use by any governmental agency) as are consistent with uses permitted in other first class office buildings in Troy, Michigan, and are in compliance with applicable zoning ordinances.

         2.      Leased Premises.

         2.1     Landlord does hereby lease to Tenant the space specified in
Section 1(B) of the Basic Lease Provisions, as shown on Exhibit "B" attached hereto, together with the nonexclusive right and easement to use the parking and certain common areas and facilities, which are furnished by the Landlord at or in the Building, in common and conjunction with the Landlord, the other tenants of the Building, and their respective agents, employees, customers and invitees (the "Common Areas"). Landlord shall not reduce, alter, modify or change in any manner the Common Areas without the consent of Tenant, which consent shall not be unreasonably withheld or delayed, provided that: (i) the rear portion of the parking lot area may be so altered, so long as same does not affect Tenant's rights hereunder, and (ii) the interior hallway may be reconfigured to accommodate a new tenant, so long as access to and visibility of the Leased Premises is not adversely affected thereby. Tenant and its agents, employees, customers and invitees shall continue to have the exclusive right to use the parking spaces currently designated for Tenant's use as of the date hereof. In the event the size of the Leased Premises is reduced in accordance with Section 36 of the Lease, the number of parking spaces designated for Tenant's use shall be proportionately reduced. Tenant further acknowledges that Landlord shall have no obligation to police, monitor or enforce the usage of Tenant's designated parking spaces.

         2.2 Landlord and Tenant acknowledge that the entire Building including the Leased Premises is currently covered by an existing lease (the "Existing Lease") dated May 18, 1983, between Landlord, as lessor, and Tenant, as lessee, as amended (collectively, the "Existing Lease"). Contemporaneously herewith, Landlord and Tenant shall execute an amendment (the "Amendment") to the Existing Lease excluding the Leased Premises from the Premises (as defined in the Existing Lease) for purposes of the Existing Lease. Pursuant to such Amendment, the Existing Lease will cover only those portions of the Building currently subleased by Tenant to: (i) Henry Ford Health System/Invitro Fertilization of Australia Partnership d/b/a Henry Ford IVF Australia Program ("HFIAP") under a Sublease dated June 15, 1992 (the "HFIAP Sublease"), and (ii) Henry Ford Health System d/b/a Henry Ford Medical Group ("HFHS") under a Sublease dated June 15, 1992 (the "HFHS Sublease"). The portion of the Building covered by the HFHS Sublease (the "HFIAP Space") is also subject to a Lease dated June 15, 1992 (the "HFIAP Lease") between Landlord and HFHS, which HFIAP Lease commences upon expiration of the HFIAP Sublease. The portion of the Building covered by the HFHS Sublease (the "HFHS Space") is also subject to a Lease dated June 15, 1992 (the "HFHS Lease") between Landlord and HFHS, which HFHS Lease commences upon expiration of the HFHS Sublease. The HFHS Space is more particularly described in the HFHS Lease and the HFIAP Space is more particularly described in the HFIAP Lease. From and after the date hereof, Landlord and Tenant shall use their best efforts to obtain the consent of HFIAP and HFHS to: (i) the immediate termination of the HFIAP Sublease and HFHS Sublease (the "Subleases") effective as of the first day of the first month following the granting of such consent by both HFIAP and HFHS (the "Termination Date"), and (ii) amendments to the HFIAP Lease and the HFHS Lease (the "Leases") such that such Leases shall commence as of the Termination Date rather than June 1, 1996 (the "Amendments"). Upon the granting of such consent of HFIAP and HFHS, termination of the Subleases, and the execution of the Amendments by Landlord, HFIAP and HFHS, the Existing Lease will be terminated and of no further force or effect. In the event that HFIAP or HFHS refuses to grant such consent, Tenant shall assign all of its right, title, and interest in and to the Subleases to Landlord, Landlord shall assume the obligations of Tenant thereunder, and the Existing Lease shall be terminated and of no further force or effect as of the date of such assignment. In the event of a conflict between this Lease and the Existing Lease as to the Leased Premises, this Lease shall control.

         2.3 Landlord and Tenant acknowledge that Landlord is entitled to reimbursement from Tenant pursuant to the Existing Lease for all payments made by Landlord for insurance premiums with respect to the Building during the term of the Existing Lease. Landlord hereby waives its right to reimbursement for all such premiums paid by Landlord other than premiums for the previous twelve
(12) months for which Landlord shall receive reimbursement from Tenant.

         2.4 Landlord executed a certain letter dated February 28, 1992, with respect to the proposed sub-tenancy of HFHS. Landlord and Tenant acknowledge and agree that such letter is null and void and of no further force or effect.

         2.5 Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all liabilities, claims, demands, obligations, costs and expenses arising under the Subleases prior to the date hereof. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any and all liabilities, claims, demands, obligations, costs and expenses arising under the Subleases from and after the date hereof.

         3.      Term and Possession.

         3.1 The term (the "Term") of this Lease shall be for the period from and after the Commencement Date and ending on May 31, 2006.

         3.2 Tenant accepts the Leased Premises in its "as is" condition as of the Commencement Date.

         4.      Rent.

         4.1 Tenant shall pay to Landlord as rent for the Leased Premises during the Term of this Lease the sum shown in Section 1(F) of the Basic Lease Provisions, payable in advance, in equal monthly installments in the amount shown in Section 1(G) of the Basic Lease Provisions, upon the first day of each and every month throughout the term of this Lease.

         4.2 Rental and all other charges hereunder shall be paid promptly without prior demand therefor and without deductions or set-offs for any reason whatsoever, except as otherwise hereinafter provided, and overdue rent shall bear interest from and after the tenth (10) day of each calendar month if not previously paid at the rate of twelve percent (12%) per annum, but in no event higher than the highest rate which may be charged without the same being usurious, during delinquency until paid. Landlord shall have no obligation to accept less than the full amount of all installments of rental and interest thereon and all charges hereunder which are due and owing by Tenant to Landlord, and if Landlord shall accept less than the full amount owing, Landlord may apply the sums received toward any of Tenant's obligations in Landlord's discretion.

         4.3 In addition to the Basic Annual Rent set forth above, Tenant shall pay to Landlord, as additional rent, Tenant's Proportionate Share of any "Increased Charges" (as hereinafter defined). "Increased Charges" shall mean that portion of the "Charges" (as hereinafter defined) incurred by Landlord during each calendar year in excess of the Charges incurred by Landlord during calendar year 1994. Charges for calendar year 1994 shall be calculated by annualizing the actual charges incurred during the period from February 1, 1994 through December 31, 1994. Notwithstanding anything contained herein to the contrary, for purposes of the calculation of Charges incurred by Landlord during calendar year 1994, the amount of Taxes (as hereinafter defined) incurred by Landlord during calendar year 1993 shall be substituted for the amount of Taxes incurred by Landlord during calendar year 1994, unless the amount of Taxes incurred in 1994 is higher, in which case 1994 Taxes shall be used. With respect to such Increased Charges, prior to the beginning of each calendar year during the term of this Lease or as soon thereafter as is practicable, Landlord shall give Tenant notice of Landlord's estimate of Tenant's Proportionate Share of Increased Charges for the ensuing calendar year which will be based on actual charges for the previous calendar year. On or before the first day of each month during such ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated amount, provided that until such notice is given with respect to such calendar year, Tenant shall continue to pay the amount then currently payable pursuant hereto until after the month such notice is given, at which time, the following month's share of Increased Charges shall include the shortfall in amounts paid by Tenant for such calendar year to date. Within ninety (90) days of the close of each calendar year, Landlord shall deliver to Tenant a statement prepared by Landlord of the amount of the actual Tenant's Proportionate Share of Increased Charges for the prior calendar year and reasonable evidence and background information relating to such Increased Charges and the calculation thereof.
The amount charged to Tenant by Landlord hereunder shall not include any profit, fee, or other mark up benefiting Landlord, but shall be based upon the actual amounts paid by Landlord as Charges or at Tenant's option, such amount shall be refunded to Tenant. If on the basis of such statement, Tenant owes an amount that is less than the estimated payments made during such prior calendar year by Tenant, Landlord shall credit such excess amount against the next payments due from Tenant to Landlord of Increased Charges. If on the basis of such statement, Tenant owes an amount that is more than the estimated payment for such calendar year made by Tenant, Tenant shall pay the deficiency to Landlord within one hundred fifty (150) days after delivery of such statement. Tenant shall have the right to audit Landlord's calculation of Increased Charges on an annual basis within thirty (30) days after Tenant's receipt of Landlord's statement of the amount of the Increased Charges due.

         As used herein, "Charges" shall mean the following costs of operating, repair, maintenance and taxes incurred by Landlord in connection with the Property.

              (i) all charges for gas, steam, heat, air-conditioning, power, water and sewer rents for the Property, electricity for the Common Areas, and all costs of light bulbs and ballasts for the Common Areas;

             (ii) all insurance premiums incurred by Landlord for insurance which Landlord is required to carry under this Lease;

            (iii) all real estate taxes, and other taxes, assessments, special assessments, ordinary and extraordinary (which, if permitted by law, may be paid in installments over the longest legally allowable term) and other governmental charges, whether of a like or different nature, levied upon or assessed against the Property or any buildings, structures, fixtures or improvements now or hereafter located thereon, or arising in respect of the occupancy, use or possession thereof, any sales taxes applicable to commercial rents, and any tax that may be levied, assessed or imposed by the State, County or Municipality in which the Property is located, or by any political or taxing subdivision thereof, upon or measured by the rents hereunder or the rental income arising from Property in lieu of or as a substitute for any tax upon the Property (but not general income taxes of Landlord), and including the Michigan Single Business Tax, but excluding any of Landlord's general income taxes, capital stocks tax or other tax imposed against Landlord for the privilege or franchise of doing business as a corporation, or any estate, inheritance, devolution, succession, transfer, stamp, legacy or gift tax which may be imposed upon or with respect to any transfer of Tenant's interest in the Property (collectively the "Taxes"); and

             (iv) the following reasonable, normal and recurring expenses of operating, maintaining and repairing the Property: the cost of landscaping, resealing, repairing, interior painting, lighting, cleaning, and snow removal with respect to the Common Areas; the cost of regular preventative maintenance and repair (including replacement of parts) to the Building utility systems, Building mechanical systems, exterior walls and roof of the Building, and parking lot to keep same in good condition over their useful life; the cost of ordinary trash disposal services; the cost of routine maintenance of the elevator system; the cost of janitorial services; reasonable management, legal, accounting and consulting fees and expenses incurred in connection with the management and operation of the Building and Common Areas which are payable to parties other than Landlord, Landlord's general partner and their respective affiliates; reasonable actual compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance and repair of the Building or Common Areas; and amortization of capital improvements which are either (i) non-structural improvements required by changes in the law enacted after the Commencement Date which are required as a result of occupancy of space within the Building by Tenant, or (ii) installed for the purpose of reducing Charges over the period of such amortization, provided the amortized amount of such capital improvement does not exceed the good faith estimate of the amount of the Increased Charge saved in any given calendar year.

         Notwithstanding anything contained in this Lease to the contrary, Charges shall not include the following costs and expenses relating to the operation, maintenance, repair and replacement of the Building and the Common
Areas:

              (i)         Structural building and roof repair costs;

             (ii) Costs incurred when due to normal wear and tear, exposure to the elements, corrosion or obsolescene, the parking lot, roof, HVAC rooftop units and boilers are no longer usable or repairable (other than costs incurred in connection with regular preventative maintenance and necessary repairs, overhauls and replacement of parts perfomed with respect to the parking lot, roof, HVAC rooftop units and boilers to keep same in good condition for their useful life which costs shall be included in Charges);

            (iii) Any cost or expense related to removal or cleanup of Hazardous Materials (as defined in Section 35 hereof) (except that Tenant remains liable for all costs of any removal or cleanup caused by Tenant);

             (iv) Landlord's debt service on any mortgage encumbering the Property;

              (v) Items which would be considered capital expenditures by Landlord under generally accepted accounting principles relating to the Building or the Common Areas except as otherwise specifically included above;

             (vi) Cost of repair of damage caused by casualty or condemnation;

            (vii) Costs of Landlord associated with portions of the Building leased to other tenants;

           (viii)         Depreciation;

             (ix) Leasing commissions fees, tenant improvement costs and incentives to new tenants;

              (x) Expenses for services provided to another tenant of the Building but not Tenant;

             (xi)         Penalties or fines payable by Landlord;

            (xii) Expenses for which Tenant reimburses Landlord in accordance with other provisions of this Lease;

           (xiii) Costs incurred by Landlord as a result of a violation of another lease for space in the Building;

            (xiv) Costs incurred because of Landlord's negligence or willful act or omission; and

             (xv)         Overhead and profit to Landlord.

         4.4 Landlord agrees to not unreasonably reduce expenditures which would be included in Charges during calendar year 1994. In addition, with respect to the janitorial expenses, in the event the remainder of tenants in the Building receive janitorial services in the future, janitorial service expenses for 1994 shall be "grossed up" as if 100% of the Building was using janitorial services in 1994 as part of the calculation of Charges.

         4.5 Notwithstanding anything contained in this Lease to the contrary, the amount of "Controllable Charges" (as hereafter defined) for which Tenant shall pay Tenant's Proportionate Share as part of Tenant's obligation to pay Increased Charges shall not increase each calendar year by more than five (5%) percent per annum on a cumulative basis, so that if Charges for 1994 are $1.00, Charges for 1995 would not be higher than $1.05, Charges for 1996 would not be higher than $1.1025, Charges for 1997 would not be higher than $1.1576, and so forth. The term "Controllable Charges" shall mean all Charges, except for Taxes, insurance premiums, and utility costs.

         5.      Use.

         5.1 The Leased Premises shall be used only for the purposes of Tenant's Use as set forth in Section 1(I) of the Basic Lease Provisions, and for no other purpose or purposes whatsoever, subject to the provisions of
Section 5.3 hereof. Tenant agrees, at its own cost and expense, to obtain all necessary governmental approvals, certificates, licenses and permits, that may be required for Tenant's use and occupancy of the Leased Premises; provided, however, Landlord agrees to cooperate with Tenant in applying for any certificate, license or permit required and Landlord will sign, if required, any necessary applications and related documents.

         5.2 Tenant acknowledges that (i) the Leased Premises are suitable for Tenant's use in the conduct of its business; (ii) Tenant has inspected the Leased Premises and the Building and both are, in all respects, satisfactory to Tenant; (iii) Landlord has not had, and will not in the future, have any responsibility in connection with any improvements to the Leased Premises or the Property and Landlord has made no representations or warranties with respect to the condition, state or workmanship of any building or improvements on the Property or the condition, state or workmanship of the Leased Premises, and, except for Landlord's repair obligations set forth in this Lease, arising with respect to events or circumstances occurring subsequent to the date hereof, if any portion of the Leased Premises shall be found to be faulty, incomplete or unsatisfactory in any way, Tenant shall have no recourse against Landlord, any and all rights which it may have against Landlord for any damages or other relief in connection therewith being expressly waived. Tenant shall not do or permit to be done in or about the Leased Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents, or adversely and demonstrably affect or interfere with any services required to be furnished by Landlord to Tenant, or to any other tenants or occupants of the Building, or with the proper and economical rendition of any such service. Tenant shall not do or permit anything to be done in or about the Leased Premises which will in any way obstruct or interfere with the rights of other tenants or subtenants of the Building, or injure them, or use or allow the Leased Premises to be used for any unlawful or objectionable (i.e. not consistent, in Landlord's reasonable discretion, with the operation of a first class office building) purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Leased Premises or commit or suffer to be committed any waste in, on or about the Leased Premises. If anything done, omitted to be done or suffered to be done by Tenant, or kept or suffered by Tenant to be kept in, upon or about the Leased Premises shall cause the rate of fire or other insurance on the Building in companies acceptable to Landlord to be increased beyond the minimum rate from time to time applicable to the Building, Tenant shall pay the amount of any such increases. Landlord acknowledges that Tenant's current business and current use of the Leased Premises do not violate this Section 5.2 and will not cause an increase in any insurance rate.

         6.      Utilities and Services.

         6.1 Provided Tenant is not in Default hereunder, and subject to Tenant's agreement to pay Increased Charges and other charges set forth in this Lease, Landlord agrees to furnish to the Leased Premises, at Landlord's expense, all utilities and services currently being provided to Tenant, at Tenant's expense, under the Existing Lease, which services are consistent with services typically provided in first class office buildings in the Troy, Michigan area, subject to the conditions and in accordance with the standards set forth in this Section 6 and which services include, but are not limited to, the following:

                 A. Heat and/or air conditioning on Monday through Friday from 7 a.m. to 7 p.m., except on legal holidays, at a range within tolerances normal in first class office buildings.

                 B. Water for drinking, cleaning, and lavatory purposes only.

                 C.       Janitorial services.

                 D. Maintenance and replacement of the parking areas, sidewalks, and landscaping, as needed in the discretion of Landlord.

                 E.       Snow removal services.

                 F. Other services currently being provided to Tenant as of the date hereof, at Tenant's expense.

         6.2 Tenant shall be responsible for its own electrical usage and shall pay same within ten (10) days of a receipt of an invoice therefor from Landlord, as additional rent. Tenant may, at its expense, arrange for the Leased Premises to be separately metered for electricity (except for that electricity consumed in connection with the heating and cooling systems). Landlord and Tenant acknowledge and agree that Tenant's share of electrical usage shall be determined by an electrical consumption consultant mutually acceptable to Landlord and Tenant. Tenant shall also be responsible for all costs (including electricity) incurred in connection with any heating or cooling systems installed by Tenant relating to Tenant's unique use of the Leased Premises.

         6.3 Landlord may impose a reasonable charge (but not including profit to Landlord) for any utilities and services, including without limitation, heat and air conditioning provided by Landlord by reason of any use of the Leased Premises at any time other than the hours set forth in Section
6.1 above.

         6.4 Tenant agrees to pay any reasonable charge imposed by Landlord pursuant to Section 6.3 within thirty (30) days after receipt of an invoice from Landlord and any failure to pay any excess costs as described above shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights herein granted for such breach. Tenant's use of electricity or water shall at no time exceed the capacity of the service to the Building or the wiring or plumbing installation. Landlord acknowledges that Tenant's current use of the Leased Premises does not result in usage of electricity or water in excess of capacity.

         6.5 Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of, Landlord's failure to cause any of the foregoing services to be furnished when such failure is caused by accident, breakage, repairs, riots, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability to obtain electricity, water or fuel, or by any other cause beyond Landlord's control or for stoppages or interruptions of any such services for the purpose of making necessary repairs or improvements. Failure, stoppage or interruption of any such service shall not be construed as an actual or constructive eviction or as a partial eviction against Tenant, or release Tenant from the prompt and punctual performance by Tenant of the covenants contained herein.

         6.6 Anything hereinabove to the contrary notwithstanding, Tenant agrees that Landlord's obligation to furnish heat, electricity, and air conditioning and/or water to the Leased Premises shall be subject to and limited by all laws, rules, and regulations of any governmental authority affecting the supply, distribution, availability, conservation or consumption of energy, including, but not limited to, heat, electricity, gas, oil and/or water. Landlord shall abide by all such governmental laws, rules and regulations and, in so doing, Landlord shall not be in default in any manner whatsoever under the terms of this Lease, and Landlord's compliance therewith shall not affect in any manner whatsoever Tenant's obligation to pay the full rental set forth in this Lease, unless utilities are not available to the Leased Premises as a result of Landlord's negligence or intentional act, in which event Tenant shall be entitled to an equitable abatement of rent during the period of utility interruption.

         6.7 Landlord shall replace all light bulbs and ballasts in lighting fixtures installed within the Leased Premises at Tenant's sole cost and expense. Tenant shall reimburse Landlord for the cost thereof within thirty (30) days of Tenant's receipt of an invoice therefor from Landlord. Landlord shall have no responsibility for, and Tenant shall bear all costs of and responsibility for, all special lighting and bulbs used by Tenant in the theater located within the Leased Premises or any other lighting used by Tenant related to Tenant's unique use of the Leased Premises.

         7.      Improvements, Alterations and Repairs and Tenant Allowances.

         7.1 In addition to the tenant improvement allowances set forth below, Landlord shall pay Tenant an additional allowance of $100,000.00 immediately upon execution of this Lease and an additional allowance of $20,000.00 on or before February 1, 2000. It is the intention of Landlord and Tenant that these allowances be used for Tenant improvements but Tenant will not be required to provide invoices for same.

         7.2 Tenant shall not make: (i) any structural alterations, additions or improvements to the Leased Premises, or (ii) any non-structural alterations, additions or improvements costing in excess of $50,000.00, without Landlord's prior written approval, which approval, in the case of interior non-structural alterations, additions or improvements shall not be unreasonably withheld, but which approval, with respect to exterior and structural alterations (including electrical, mechanical, HVAC, and plumbing systems), may be withheld by Landlord in its sole discretion, provided, however, Landlord agrees not to unreasonably withhold its approval of alterations to the electrical, mechanical, HVAC and plumbing systems so long as such alterations do not negatively impact the other tenants of the Building or the appearance of the Building. In the event of disapproval of Tenant's proposed alterations, additions or improvements, Landlord shall give to the Tenant an itemized statement of the reasons therefor. If Landlord does not disapprove the plans and specifications or proposals of Tenant within fifteen (15) business days after the same have been received by Landlord, such plans, specifications or proposals shall be deemed to have been approved by Landlord. All alterations, additions or improvements made by Tenant to the Leased Premises, except movable office furniture and equipment installed at Tenant's expense, shall be the property of Landlord and remain upon and be surrendered with the Leased Premises at the expiration of the term hereof. During the Term hereof, Landlord shall reimburse Tenant in an amount not to exceed $400,000.00 for any and all alterations, renovations, and improvements to the Leased Premises made and paid for by Tenant within ten (10) days of receipt by Landlord of appropriate lien waivers and invoices marked paid for completed work in form and content acceptable to Landlord. Furthermore, after February 1, 2000, Landlord shall reimburse Tenant for any and all alterations, renovations, and improvements made and paid for by Tenant in an additional amount not to exceed $80,000.00 (which amount is in addition to, and not in lieu of, the $400,000.00 amount previously described) within ten (10) days of receipt of appropriate lien waivers and invoices marked paid for completed work in form and content acceptable to Landlord. Landlord and Tenant acknowledge that Tenant intends to make certain alterations and improvements which will be identified by Tenant subsequent to the date hereof. Tenant acknowledges that all extraordinary maintenance costs and utility costs relating to Tenant's improvements, alterations or additions shall be paid for by Tenant.

         Tenant shall only use contractors approved by Landlord for any permitted alterations, additions or improvements to the Leased Premises and Tenant shall obtain all necessary governmental certificates, licenses, permits and approvals for any such alterations, additions or improvements at its sole cost and expense. The foregoing notwithstanding Landlord shall not withhold its consent to Tenant's choice of contractor so long as such contractor is licensed in the State of Michigan, insurable and bondable, of a good reputation and experience in similar types of work. Except as set forth in Sections 7.1 and 7.2 hereof, Tenant shall not be entitled to any reimbursement or compensation resulting from its payment of the costs or expenses of constructing any improvements, alterations or additions to the Leased Premises. Tenant shall not permit any construction or mechanic's liens to be placed or remain upon the Leased Premises. In the event that such construction or mechanic's liens are placed on the Leased Premises, Tenant shall remove or bond over same within thirty (30) days of demand by Landlord. Tenant's failure to do so shall constitute an Event of Default hereunder giving Landlord the right, inter alia, to terminate this Lease upon thirty (30) days prior written notice to Tenant. In addition, Tenant shall indemnify and hold harmless Landlord from any cost or expense whatsoever (including reasonable attorney fees) arising from Tenant's permitting a construction or mechanic's lien to be placed on the Leased Premises. Landlord has no obligation and has made no promise to alter, remodel, improve, repair decorate, or paint the Leased Premises or any part thereof. No representations with respect to the condition of the Leased Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

         7.3 Subject to Tenant's payment of Increased Charges, Landlord shall make all necessary repairs and replacements to the Building, the Common Areas located therein and the Leased Premises, including the heating, air conditioning and electrical systems located therein but excluding Tenant's additions to the HVAC system made to accommodate Tenant's unique use of the Leased Premises which shall be Tenant's responsibility, and Landlord shall also make all other repairs to the Leased Premises; provided, however, that Tenant shall make all repairs and replacements arising from its acts, neglect or default. Notwithstanding anything to the contrary set forth hereinabove, the Tenant shall not be liable to the Landlord for any loss or damage to the extent that Landlord's insurance provides compensation therefor and Landlord receives such compensation, regardless of causation. Except as provided above, Tenant shall keep the Leased Premises in good condition and Tenant shall, upon the expiration of the term of this Lease, yield and deliver up the Leased Premises in like condition as when taken, reasonable use and wear thereof and repairs required to be made by Landlord excepted. In the event that Landlord shall deem it necessary, or be required by any governmental authority, to repair, alter, remove, reconstruct or improve any part of the Leased Premises or of the Building (unless the same results from Tenant's acts, neglect, default or mode of operation, including, but not limited to, any remodeling, repairs, or improvements required as a result of the use of the Leased Premises for general office purposes, in which event Tenant shall make all such repairs, alterations and improvements), then the same shall be made by Landlord or Landlord with reasonable dispatch and without unreasonable interference to Tenant's operation, and should the making of much repairs, alterations or improvements cause any unreasonable interference with Tenant's use of the Leased Premises, such interference shall not relieve Tenant from the performance of its obligations hereunder, nor shall such interference be deemed an actual or constructive eviction or partial eviction, but Tenant shall be entitled to a rental abatement if such unreasonable interference has a material impact on Tenant's use and occupancy of the Leased Premises over an extended period of time.

         7.4 In the event Landlord fails to pay any of the Tenant Allowances within thirty (30) days of their due date in accordance with Section
7.1 and 7.2, Tenant shall have the right to offset such amounts against the next monthly installments of Basic Annual Rent and Increased Charges due hereunder, which amounts shall accrue interest from and after the expiration of such thirty (30) day period at the rate set forth in Section 4.2 until paid in full or offset in full against the Basic Annual Rent and Increased Charges.

         7.5 In the event Landlord refuses, neglects or fails to commence any material and necessary repairs to the Leased Premises which are Landlord's responsibility hereunder within thirty (30) days of Landlord's receipt of notice from Tenant of the need for such repairs (or within a reasonable time after such notice in the event of emergency repairs), Tenant shall have the right to make such material and necessary repairs. Tenant shall further be permitted to offset the cost of such repairs against the next monthly installments of Basic Annual Rent and Increased Charges due hereunder, provided Tenant submits evidence to Landlord prior to such offset of: (i) the prior payment by Tenant of such repair costs to third parties; and (ii) the reasonableness of such costs. Such amounts shall accrue interest at the rate set forth in Section 4.2 from the date Landlord receives the evidence identified in (i) and (ii) above until paid in full or offset against Basic Annual Rent.

         8.      Signs.

         8.1 Tenant agrees that no new signs or other advertising materials or modifications to existing signs or advertising materials shall be erected, attached or affixed to any portion of the interior or exterior of the Building of which the Leased Premises form a part by Tenant without the express prior written consent of Landlord, which shall not be unreasonably withheld.

         8.2 The design, size, configuration of the letters and lighting (if any) of any sign shall be subject to reasonable approval of Landlord and the approval of the City of Troy. The full cost for all design, installation, maintenance, permits, operation and removal of any sign shall be the responsibility of, and borne by, Tenant, and to the extent that Tenant shares space on any sign with any other occupant of the Building, Tenant shall pay Tenant's pro rata share of the cost of maintenance, repair and insurance thereof, based on the area of Tenant's identification panel in such sign as compared to the area of all identification panels on such sign which identify occupants of the Building.

         9.      Assignment and Subletting.

         9.1 Tenant shall not assign or transfer this Lease or hypothecate, pledge, encumber or mortgage the Leased Premises or sublet the Leased Premises or any part thereof without the prior written consent of Landlord; provided that Tenant shall have the right to assign the Lease, or sublet all or any portion of the Leased Premises without Landlord's consent to: (i) a company controlled by, or under common control with, or controlling Tenant, (ii) a corporation with which Tenant merges or consolidates, (iii) a purchaser of all or substantially all of Tenant's stock or assets; or (iv) an assignee or sublessee of a character, reputation and integrity not inconsistent with the quality of the Building and other first class office buildings in the Troy, Michigan area, so long as such transferee's use of the Leased Premises does not violate Section 5.3 hereof and Tenant remains liable under the Lease. In all other events, Landlord's consent shall not be unreasonably withheld subject to the terms and conditions of Section 9.2 hereof. In the event of any such assignment, transfer or subletting with or without Landlord's consent, Tenant shall remain fully liable to perform all of the obligations under the Lease.
In the event of any assignment, transfer (including transfers by operation of law or otherwise), hypothecation, mortgage or subletting without such written consent, if required, in addition to any other right or remedy Landlord may have under the provisions of this Lease, Landlord shall have the right to terminate this Lease and/or to re-enter and repossess the Leased Premises with due process of law, but Landlord's right to damages shall survive and Tenant shall in no way be released from any of its obligations under this Lease. Consent by Landlord to one or more assignment(s) of this Lease or to one or more subletting of said Leased Premises shall not be deemed to be a waiver of the requirement for consent of Landlord to any future assignment or subletting.

         9.2 If Tenant desires at any time to enter into an assignment or a sublease of the Leased Premises or any portion thereof which requires Landlord's consent, Tenant shall request in writing Landlord's consent to the assignment or sublease, and provide in Tenant's notice and such assignment or sublease the following: (a) the name of the proposed assignee, subtenant or occupant, (b) the nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Leased Premises, (c) sufficient financial information (which information is in the possession of Tenant and Tenant is permitted to disclose) with respect to the proposed assignee, subtenant or occupant to allow Landlord to reasonably assess the financial condition of such person or entity, and (d) such other information as Landlord may reasonably request concerning the proposed assignee or sublessee. If Landlord receives a notice pursuant to this Section 9.2, then, within ten (10) business days thereafter, Landlord shall by written notice to Tenant elect either to (1) consent to the proposed assignment or sublease, or (2) refuse to consent to the proposed assignment or sublease. If Landlord fails to notify Tenant within the applicable time period of Landlord's election, Landlord shall be deemed to have refused to consent to said assignment or sublease. Landlord and Tenant agree that it shall be reasonable for Landlord to withhold its consent if one or more of the following situations exist or may exist: (i) the proposed transferee's use of the Leased Premises conflicts with Tenant's permitted use under this Lease, (ii) in Landlord's reasonable business judgment, the proposed transferee is of a character or reputation, or engaged in a business, not consistent with the quality of the Building or Property, (iii) Tenant is in Default under this Lease, or (iv) the proposed transferee does not maintain the insurance required under this Lease. Upon any refusal to give consent, Landlord shall give written notice to Tenant within such fifteen (15) business day period, which notice shall state the specific reasons for such refusal.

         9.3 In the event Tenant shall, with Landlord's consent, sublet a portion of the Leased Premises, or assign this Lease, to any party other than an Affiliate, forty percent (40%) of the excess amount of all of the sums or other economic consideration received by Tenant as a result of such subletting or assignment whether denominated rentals or otherwise, under the Lease or assignment over the sum of: (i) the total sum which Tenant is obligated to pay Landlord under this Lease and (ii) all reasonable costs incurred by Tenant in connection with such assignment or subletting shall be payable to Landlord as additional rental under this Lease without affecting or reducing any other obligation of Tenant hereunder. The timing of such payments shall be agreed upon in good faith by Landlord and Tenant, with deduction from the amounts due Landlord to reimburse Tenant for all costs expended by Tenant in connection with such assignment or subletting.

         9.4 In the event Tenant shall assign this Lease or sublet the Leased Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees and processing fees incurred in connection therewith.

         10.     Landlord's Insurance.

         10.1 Landlord shall, during the term of the Lease, provide and keep in force or cause to be provided or kept in force fire insurance for at least replacement value (including standard extended coverage endorsement perils and leakage from fire protective devices) in respect of the Building, excluding Tenant's trade fixtures, equipment and personal property. Landlord shall also maintain the insurance policies currently carried by Landlord with respect to the Building, copies of the binders for which insurance policies are attached hereto as Exhibit C, and such other insurance as Landlord, in its commercially reasonable discretion, elects to obtain. Insurance obtained by Landlord shall be in amounts which Landlord shall from time to time determine reasonable and sufficient, shall be subject to such deductibles and exclusions which are commercially reasonable and shall otherwise be on such terms and conditions as Landlord shall from time to time determine reasonable and sufficient, provided that all of such insurance shall meet the parameters set forth in Section 11.5; shall name the Tenant as an additional named insured; and shall not be cancelled or amended except upon 30 days notice of Tenant.

         11.     Indemnification and Tenant's Insurance.

         11.1 Tenant will indemnify and defend Landlord and each of the partners of Landlord and save it and them harmless from and against any and all claims, actions, damages, liability and expense of any kind or nature resulting in loss of life, personal, bodily or advertising injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises, regardless of who asserts such claim. Landlord will indemnify and defend Tenant and save it harmless from and against any and all claims, actions, damages, liability and expense of any kind or nature resulting in loss of life, personal, bodily or advertising injury and/or damage to property arising from or out of any occurrence in, upon or at the Common Areas, regardless of who asserts such claim. All property kept, stored or maintained in the Leased Premises shall be so kept, stored or maintained at the risk of Tenant only. In case Landlord shall be made a party to any litigation commenced by or against Tenant which is unrelated to the Building, the Leased Premises or Tenant's occupancy thereof, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney fees incurred or paid by Landlord in connection with such litigation. In case Tenant shall be made a party to any litigation commenced by or against Landlord which is unrelated to the Building, the Leased Premises or Tenant's occupancy thereof, then Landlord shall protect and hold Tenant harmless and shall pay all costs, expenses and reasonable attorney fees incurred or paid by Tenant in connection with such litigation. The indemnification provisions contained in this Section 11.1 shall survive the expiration or early termination of this Lease.

         11.2 Tenant shall procure and keep in effect comprehensive general liability insurance, including contractual liability, with minimum limits of liability of Five Million ($5,000,000.00) Dollars per occurrence for bodily injury or death and for property damage. From time to time, Tenant shall increase the limits of such policies to such higher limits as Landlord shall reasonably require. Such insurance shall name Landlord as an additional named insured, shall specifically include the liability assumed hereunder by Tenant, and shall provide that it is primary insurance and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord shall receive thirty (30) days notice from the insurer prior to any cancellation or change of coverage.

         11.3 Tenant shall procure, pay for and maintain, or cause its contractor to procure, pay for and maintain, as the case may be, during the performance of any approved work pursuant to Section 7.1 of this Lease, the following forms of insurance coverage:

                 A.       Workers Compensation Insurance - statutory limits.

                 B. Comprehensive General Liability Insurance (including contractors' protective liability, completed operations, contractual liability, explosion and collapse coverage), with a combined single limit of Five Million Dollars ($5,000,000.00) for each occurrence with respect to bodily injury and/or property damage.

                 C. Comprehensive Automobile Liability Coverage (including coverage for owned, hired and non-owned automotive equipment), with a combined single limit One Million Dollars ($1,000,000 .00) for each occurrence for bodily injury and property damage liability of One Hundred Thousand Dollars ($100,000.00).

         11.4 Tenant shall procure and keep in effect fire insurance (including standard extended coverage endorsement perils and leakage from fire protective devices) for the full replacement cost of Tenant's trade fixtures, equipment, personal property and leaseholder improvements.

         11.5 Each insurance policy obtained by Tenant pursuant to this Lease shall contain a clause that the insurer will provide Landlord with at least thirty (30) days prior written notice of any material change, non-renewal or cancellation of the policy and shall be in a form reasonably satisfactory to Landlord and shall be taken out with an insurance company authorized to do business in the State of Michigan and rated not less than Best's Financial

Class X and Best's Policy Holder Rating "A". Each casualty insurance certificate shall indicate that the insurer waives its rights of subrogation against Landlord. In addition, any insurance policy obtained by Tenant shall be written as primary policies, non-contributing with or in excess of any coverage which Landlord may carry, with loss payable clauses reasonably satisfactory to Landlord and in favor of Landlord and naming Landlord as an additional insured and, subject to the foregoing, may be a "blanket" policy. The liability limits of the above described insurance policies shall in no manner limit the liability of Tenant under the terms of the indemnity provision of Section 11.1. Not more frequently than every two (2) years, if, in the reasonable opinion of Landlord, the amount of liability insurance specified in this Section 11 is not adequate, in view of increased judgments and verdicts granted for injury to persons or damage to property, the above-described limits of coverage shall be reasonably adjusted by Landlord, by written notification to Tenant, in order to maintain insurance generally comparable to that required of tenants in the comparable Buildings; provided, however, the increase in the amount of such insurance shall not exceed ten percent (10%) per annum cumulative from the Commencement Date. If Tenant fails to maintain and secure the insurance coverage required under this Section 11, then upon ten (10) business days prior written notice to Tenant, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to procure and maintain such insurance, the cost of which shall be due and payable to Landlord by Tenant on demand. If, on account of the failure of Tenant to comply with the provisions of this Section 11, Landlord is deemed a co-insurer by Landlord's insurance carrier, then any loss or damage which Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

         12.     Subrogation.

         12.1 Landlord and Tenant shall each obtain from their respective insurers under all policies of fire insurance maintained by either of them at any time during the term of this Lease insuring or covering the Building or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer of one party might have against the other party, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver and, so long as such waiver is outstanding, each party waives, to the extent of the proceeds received under such policy, any right of recovery against the other party for any loss covered by the policy containing such waiver; provided, however, that if at any time their respective insurers shall refuse to permit waivers of subrogation, Landlord or Tenant, in each instance, may revoke said waiver of subrogation effective thirty (30) days from the date of such notice, unless within such thirty (30) day period, the other is able to secure and furnish (without additional expense) equivalent insurance with such waivers with other companies satisfactory to the other party.

         13.     Destruction or Damage.

         13.1 In the event the Leased Premises or any portion of the Building necessary for Tenant's occupancy is damaged by fire, earthquake, act of God, the elements or other casualty in each case insured against by Landlord's fire and extended coverage insurance policies, covering the Building and, if such damage does not occur during the last twenty-four (24) months of the Term hereof, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect except that an abatement of Basic Annual Rent and Increased Charges shall be allowed Tenant for such part of the Leased Premises as shall be rendered unusable Landlord shall advise Tenant of the length of time it will take to rebuild the Leased Premises within thirty (30)
days after such casualty.   If such repairs cannot reasonably be completed
within one hundred eighty (180) days after such damage, Tenant shall have the option to terminate this Lease effective as of the date of such fire or other casualty, by giving written notice of such termination within thirty (30) days after Tenant has received Landlord's notice. Further, in the event that fifty percent (50%) or more of the Leased Premises are destroyed or rendered untenantable by fire or other casualty during the last twenty-four (24) months of the Term of the Lease, either Landlord or Tenant may, at its option, terminate this Lease effective as of the date such fire or other casualty by giving notice as hereinabove provided in this Section 13.1. If the damage or destruction cannot be insured against,

Landlord may elect not to make such repairs and this Lease shall terminate as of the date of such election by the Landlord.

         13.2 If the Leased Premises are to be repaired under this Section, in no event shall Landlord be required to repair or replace Tenant's trade fixtures, equipment and personal property, such as signs, wall coverings, carpeting and drapes, or any improvements in the Leased Premises which have been constructed by Tenant and Tenant shall be responsible for repairing same.

         14.     Eminent Domain.

         14.1 If all or any part of the Leased Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a taking more than ten percent (10%) of the Leased Premises, Tenant shall have the right to terminate this Lease as to the balance of the Leased Premises by notice to Landlord within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Leased Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Leased Premises as reasonably determined by Tenant. If such portion of the Building or Common Areas is condemned or otherwise taken so as to require, in the reasonable opinion of Landlord, a substantial alteration or reconstruction of the remaining portions of the Building or Common Areas, Landlord shall have the right to terminate this Lease as of the date of the taking of possession by the condemning party, by written notice to Tenant within sixty (60) days of Landlord's receipt of notice of such taking. If this Lease is not so terminated, Landlord shall restore the Leased Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with the Building, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Leased Premises which does not result in a termination of this Lease, the rental thereafter to be paid shall be reduced on a per square foot basis. Tenant shall be entitled to claim its own separate and independent award as a result of any such taking, so long as such award does not, in any manner, impair the amount of award to which Landlord is entitled. Tenant shall be entitled to claim a separate award for loss of business, removal of trade fixtures, and moving expenses.

         15.     Quiet Enjoyment.

         15.1 Upon Tenant paying the rental and other charges due hereunder and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Leased Premises during the term of this Lease; subject, however, to the provisions of this Lease and to any mortgages or ground or underlying leases referred to in Section 16 hereof.

         16.     Subordination.

         16.1 Landlord reserves the right to subject and subordinate this Lease to (A) the lien of any mortgage or mortgages which may now or hereafter affect the Building, and to all advances made or hereafter to be made upon the security thereof and to the interest thereon, and to any agreements at any time made modifying supplementing, extending or replacing any such mortgages, and
(B) any ground or underlying lease which may now or hereafter affect the Building, including all amendments, renewals, modifications, consolidation, replacements and extensions thereof. With respect to any future mortgage of the Property, any subordination obtained shall include as a part thereof the agreement of the mortgagee that in the event of a foreclosure or the assertion of any other rights under the mortgage, this Lease and the rights of Tenant hereunder shall continue in effect and shall not be terminated or disturbed so long as Tenant continues to perform and is not in default under this Lease. Notwithstanding the foregoing, at the request of the holder of any of the aforesaid mortgage or mortgages or the lessor under the aforesaid ground or underlying lease, this Lease may be made prior and superior to such mortgage or mortgages and/or such ground or underlying lease.

         16.2 At the request of Landlord, Tenant shall execute and deliver such further instruments as may be reasonably required to implement the provisions of this Section 16. Tenant hereby irrevocably, during the term of this Lease, constitutes and appoints Landlord as Tenant's agent and attorney-in-fact to execute any such instruments if Tenant shall fail or refuse to execute the same within ten (10) business days after receipt of notice from Landlord.

         17.     Nonliability of Landlord.

         17.1 In the event the Landlord hereunder or any successor landlord shall assign or convey its rights under this Lease, all liabilities and obligations on the part of the original Landlord or such successor Landlord under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new Landlord. Tenant shall attorn to such new Landlord.

         17.2 Neither Landlord nor Landlord's partners, successors and assigns shall be responsible or liable to Tenant (i) for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining areas or any part of the area adjacent to or connected with the Leased Premises or any part of the Building, (ii) for any loss or damage resulting to Tenant or its property from theft or a failure of the security systems in the Building, or (iii) for any damage or loss of property within the Leased Premises from any cause , except to the extent caused by reason of the negligence or willful act of Landlord, its agents, employees or licensees, as the case may be, and no such occurrence shall be deemed to be an actual or constructive eviction from the Leased Premises or result in an abatement of rental.

         17.3 If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only against rents or other income from the building receivable by Landlord and Landlord shall not be liable for any deficiency. In such event, Tenant may offset any amounts so awarded against the rent and other charges due hereunder, with interest thereon at the rate set forth in Section 4.2 hereof.

         18.     Compliance with Legal Requirements.

         18.1 Tenant shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any occupancy certificate or directive issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Leased Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Leased Premises, excluding requirements of structural and non-structural changes to the Building and/or the Leased Premises which are (i) not necessitated by Tenant's act; or (ii) not necessitated by Tenant's unique use of the Leased Premises (i.e. any use other than general office use). Landlord shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar now or hereafter constituted, with any occupancy certificate or directive issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents which affect that portion of the Building which is not the Leased Premises, in so far as any thereof affect the condition, use or occupancy of the Leased Premises. Tenant shall comply with and pay for alterations required by the Americans with Disabilities Act ("ADA") as it relates to Tenant's unique use of the Leased Premises. Landlord shall be responsible for compliance with the ADA as it relates to the Building except as set forth in the immediately preceding sentence, but Landlord shall only be obligated therefor to the extent that Landlord's failure to comply affects the Leased Premises or the Tenant's interest therein.

         19.     Waiver.

         19.1 The waiver by either party hereto of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of either party to insist upon the performance by the other party of the terms hereof in strict accordance with said terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental.

         19.2 No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent, or other charges, herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, or other charges, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

         19.3 Landlord and Tenant hereby waive trial by jury in any action, proceeding, or counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord to Tenant, the use or occupancy of the Leased Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy; provided, however, the foregoing waiver shall not apply to any action for personal injury or property damage. If Landlord commences any summary or other proceeding for nonpayment of rent or the recovery of possession of the Leased Premises, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceeding, unless the failure to raise the same would constitute a waiver thereof.

         20.     Entry by Landlord.

         20.1 Landlord and its designees may enter the Leased Premises at reasonable hours upon reasonable notice to (A) inspect the same, (B) exhibit the same to prospective purchasers, lenders or tenants, (C) determine whether Tenant is complying with all of its obligations hereunder, (D) fulfill Landlord's obligations under this Lease, (E) post notices of non-responsibility, and (F) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvement to any other portion of the Building; provided, however, that all such work shall be done as promptly as reasonably possible and any entry shall not unreasonably interfere with Tenant's use and occupancy of the Leased Premises. Upon Tenant's request, Landlord shall make reasonable efforts to arrange for entries to perform work to be made during nonbusiness hours, so long as Tenant agrees to pay any additional costs incurred as a result of performing such work during non-business hours.

         20.2 Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Leased Premises; and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in any emergency in order to obtain entry to the Leased Premises, and any entry to the Leased Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstance be construed or deemed to be a forcible or unlawful entry into or a detainer of the Leased Premises or an eviction, actual or constructive, of Tenant from the Leased Premises, or any portion hereof.

         21.     Events of Default.

         21.1 The occurrence of any one or more of the following events (hereinafter referred to as "Event of Default" or "Default") shall constitute a breach of this Lease by Tenant: (A) if Tenant shall fail to pay the Basic Annual Rent or any other sum when and as the same becomes due and payable and such failure shall continue for a period of three (3) business days after receipt by Tenant of written notice of such default from Landlord; or (B) if Tenant shall fail to perform or observe any other term hereof to be performed or observed by Tenant, and such failure shall continue for more than thirty
(30) days after notice thereof from Landlord, and Tenant shall not within such thirty (30) day period commence with due diligence and dispatch the curing of such default, or, having so commenced, shall thereafter fail or neglect to prosecute or complete with due diligence and dispatch the curing of such default; or (C) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as insolvent or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or (D) if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (D) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days.

         21.2 If, as a matter of law, Landlord has no right on the bankruptcy of Tenant to terminate this Lease, then, if Tenant, as debtor, or its trustee wishes to assume or assigns his Lease, in addition to curing or adequately assuring the cure of all defaults existing under this Lease on Tenant's part on the date of filing of the proceeding (such assurances being defined below), Tenant, as debtor, or the trustee or assignee must also furnish adequate assurances of future performance under this Lease (as defined below). Adequate assurance of curing defaults means the posting with Landlord of a sum in cash sufficient to defray the cost of such a cure. Adequate assurance of future performance under this Lease means posting a deposit equal to three (3) months rent, including all other charges payable by Tenant hereunder, such as the amounts payable pursuant to Section 4 hereof, and, in the case of an assignee, assuring Landlord that the assignee is financially capable of assuming this Lease, and that its use of the Leased Premises will not be detrimental to any other tenants in the Building or Landlord. In a reorganization under Chapter 11 of the Bankruptcy Code, the debtor or trustee must assume this Lease or assign it within one hundred twenty (120) days from the filing of the proceeding, or the debtor or trustee shall be deemed to have rejected and terminated this Lease.

         22.     Remedies.

         If any of the Events of Default shall occur, then Landlord shall have the following remedies:

                 A. Landlord at any time after the Event of Default, at Landlord's option, may give to Tenant five (5) business days notice of termination of this Lease, and in the event such notice is given, this Lease shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of such five (5) business days, but Tenant shall remain liable for damages as provided in Section 23 hereof.

                 B. Either with or without terminating this Lease, Landlord may immediately or at any time after the Event of Default or after the date upon which this Lease shall expire, reenter the Leased Premises pursuant to the order of a court of competent jurisdiction or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, and may repossess the Leased Premises and remove any and all of Tenant's property and effects from the Leased Premises.

                 C. Either with or without terminating this Lease, Landlord may relet the whole or any part of the Leased Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Termination Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its reasonable discretion, may determine. In the event of any such reletting, Landlord shall not be liable for the failure to collect any rental due upon any such reletting, and no such failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; and Landlord may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Leased Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting such liability. Landlord agrees to take reasonable steps to attempt to relet the Leased Premises and to otherwise mitigate its damages.

                 D. Landlord shall have the right to recover the rental and all other amounts payable by Tenant hereunder as they become due (unless and until Landlord has terminated this Lease) and all other damages incurred by Landlord as a result of an Event of Default as awarded by a court of competent jurisdiction.

                 E. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise. No remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

         23.     Termination upon Default.

         23.1 Upon termination of this Lease by Landlord pursuant to Section 22 hereof, Landlord shall be entitled to recover from Tenant the aggregate of
(A) the "worth at the time of award" of the unpaid rental which had been earned at the time of termination; (B) the "worth at the time of award" of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the then reasonable rental value of the Leased Premises during such period; and (C) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (A) and (B) above is computed from the date such rent was due or would have been due, as the case may be, by allowing interest at the rate of two percent (2%) in excess of the prime rate of Comerica Bank or, if a higher rate is legally permissible, at the highest rate legally permitted.

         24.     Landlord's Right to Cure Defaults.

         All covenants, terms and conditions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than Basic Annual Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs paid by Landlord shall be deemed additional rental hereunder and shall be payable to Landlord within thirty (30) days after demand therefor, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Basic Annual Rent. Furthermore, all amounts expended by Landlord hereunder shall bear interest from the date expended until the entire amount is paid at the rate of two percent (2%) in excess of the Prime Rate of Comerica Bank (the "Default Rate").

         25.     Attorneys' Fees.

         25.1 If as a result of any breach or default in the performance of any of the provisions of this Lease, either party uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or cause an eviction, the prevailing party shall reimburse the non-prevailing party upon demand for any and all reasonable attorneys' fees and expenses so incurred within thirty (30) days after demand therefor, together with interest thereon from the date of demand at the Default Rate.

         26.     Holding Over.

         26.1 It is hereby agreed that in the event of Tenant holding over after the termination of this Lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary, and Tenant shall pay to Landlord a monthly occupancy charge equal to one hundred twenty percent (120%) of the monthly rental specified in Section 1(G) Basic Lease Provisions (plus all other charges payable by Tenant under this Lease) for each month from the expiration or such illegal occupancy shall survive.

         27.     Entire Agreement.

         27.1 This Lease (including the Exhibits which are attached to and a part thereof) and the Sublease sets forth all of the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises, and Landlord and Tenant respectively acknowledge that there are no covenants, promises, agreements, representations, inducements, conditions or understandings, whether oral or written, between Landlord and Tenant other than as are herein set forth. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in a written agreement signed by both parties.

         28.     Broker.

         Landlord and Tenant each warrant and represent to each other that they have not dealt with any real estate broker or agent in connection with this Lease or its negotiation. Landlord and Tenant shall each indemnify and hold the other harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any real estate broker or agent in connection with this Lease or its negotiation by reason of any act of the indemnifying party to this Lease.

         29.     Notices.

         29.1 Any notice, demand, request, or other instrument which may be or is required to be given under this Lease shall be sent by United States certified mail, return receipt requested, postage prepaid and shall be addressed (a) if to Landlord, 1500 West Big Beaver Road, Troy, Michigan 48084,
Attention: William Sandy, or to such other address as Landlord may designate from time to time by written notice, and (b) if to Tenant, 1500 West Big Beaver Road, Troy, Michigan 48084, Attention: President or Group Vice President/Chief Financial Officer.

         30.     Merger.

         30.1 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation hereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing Leases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such Leases or subtenancies.

         31.     Estoppel Certificate.

         31.1 At any time and from time to time upon ten (10) business days prior request by Landlord, Tenant will promptly execute, acknowledge and deliver to Landlord, a certificate indicating (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate, and (d) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust of the Property or any part thereof.

         31.2 At any time and from time to time upon ten (10) business days prior request by Tenant, Landlord will promptly execute, acknowledge and deliver to Tenant, a certificate indicating (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Landlord of any default which has not been cured, except as to defaults specified in said certificate, and (d) such other matters as may be reasonably requested by Tenant.

         32.     Taxes on Tenant's Personalty.

         32.1 Tenant shall pay all ad valorem and similar taxes or assessments levied upon or applicable to all equipment, fixtures, furniture and similar property placed by Tenant in the Leased Premises including installations which are or become the property of Landlord, and all license and other fees or charges imposed on the business, furniture, and similar property placed by Tenant in the Leased Premises and all license and other fees or charges imposed on Tenant's business.

         33.     Surrender.

         33.1 If Tenant shall surrender the Leased Premises, or be disposed by process of law or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall be deemed to be abandoned, or, at the option of Landlord, may be removed by Landlord at Tenant's expense using due process of law.

         34.     Corporate Authority.

         34.1 Each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a fully authorized and existing corporation, that Tenant has and is qualified to do business in Michigan, that the corporation has full right and authority to enter into this Lease, and that each and all of the persons signing on behalf of the corporation are authorized to do so. Each of the persons executing this Lease on behalf of Landlord does hereby covenant and warrant that Landlord is a fully authorized and existing limited partnership, that Landlord is qualified to do business in Michigan, and that the partnership has full right and authority to enter into this Lease, and that each and all of the persons signing on behalf of the partnership are authorized to do so.

         35.     Miscellaneous.

         35.1 Submission of this Lease for examination or signature by Tenant does not constitute a reservation of or option for the Leased Premises, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         35.2 The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment set forth in this Lease, apply to and bind the successors and permitted assigns of the parties hereto.

         35.3 If any provisions of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Lease and all such other provisions shall remain in full force and effect.

         35.4 This Lease shall be governed by and construed pursuant to the laws of the State of Michigan.

         35.5 Neither Tenant nor its partners, employees, or agents shall, by virtue of its activities or otherwise, discharge, release, generate, treat, store, dispose of or deposit in or under the Leased Premises, or the Building, or the Common Areas servicing same, or permit to be discharged, released, generated, treated, stored, disposed of or deposited in, on or under the Leased Premises, the Building, or the common areas servicing same during the term hereof any Hazardous Materials (as hereinafter defined) regulated by any environmental law. Tenant agrees to indemnify and hold Landlord, its officers, directors, shareholders, employees and assigns harmless from and against any and all claims, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by Landlord relating to or arising as a result of Tenant's breach of this representation and warranty or use or operation of the Leased Premises, including without limitation, clean-up costs and future response costs under CERCLA (as hereinafter defined). Landlord shall indemnify and hold Tenant harmless from and against any claims, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by Tenant as a result of the violation of any Environmental Laws resulting solely from (i) the acts of Landlord, its employees, or agents or (ii) the acts of other tenants of the Building to the extent Landlord is indemnified by such tenants. Landlord shall use its best efforts to obtain such right of indemnification from all future tenants of the Building in other than the Leased Premises.

                 As used in this Section 35.5, the following terms shall have the following meanings:

                 (i) "Hazardous Materials" shall mean any "toxic or hazardous substance," asbestos, urea formaldehyde insulation, PCB's, radioactive materials, flammable explosives, or any other hazardous or contaminated substance which is prohibited, limited, or regulated by any Environmental Law; and

                 (ii) "Environmental Law" shall mean the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA") or any other applicable federal, state, or local statutes, regulations, or ordinances.

         36.     Tenant's Right to Reduce Size of Leased Premises.

                 Notwithstanding anything contained herein to the contrary, on June 1, 1996, Tenant shall have the right to reduce the size of the Leased Premises by up to 4,772 square feet by vacating any portion of the Leased Premises which is adjacent to the HFHS space and/or the HFIAP space by giving nine (9) months prior written notice thereof to Landlord on or before September 1, 1995 which notice shall (i) designate the size of such reduction; (ii) include a floor plan indicating space to be vacated; and (iii) indicate the date upon which such space will be vacated ("Landlord's Notice"). The location of such space shall be adjacent to the HFHS space or HFIAP space and an exterior wall of the Building, and shall be contiguous, leasable space. If, prior to October 1, 1995, Landlord receives a bona fide third party offer to lease any of the space adjacent to the HFHS space or the HFIAP space, Landlord may accelerate the Tenant's exercise of its right to reduce its space to thirty
(30) days from the date on which Landlord notifies Tenant of a bona fide third party offer for the space to be vacated. Upon receipt of such notice, Tenant may retain the space by notifying Landlord of its waiver of its right to reduce the size of the Leased Premises. If Tenant fails to notify Landlord of its waiver of its right to reduce the size of the Leased Premises, Tenant shall be deemed to have reduced the size of the Leased Premises and shall immediately vacate the space designated by Landlord within thirty (30) days of receipt of Landlord's Notice. Upon any reduction in the size of the Leased Premises pursuant to this Section 36, Tenant shall be entitled to a pro rata reduction (based on square footage) in Basic Annual Rent as a result of such reduction in the size of the Leased Premises. If Tenant exercises its right to reduce the space and Landlord has not accelerated, any available remaining Landlord's improvement allowances will be reduced on a pro rata basis ($7.97 per square foot and 1.59 per square foot, respectively, multiplied by the square footage of the vacated premises), and Tenant will reimburse Landlord for any Tenant improvement allowance already paid pursuant to Section 7.1 in excess of the amount payable after the reduction. Tenant will also pay the costs incurred in physically separating the vacated space as separate leasable space to a new
tenant.   If Tenant's space reduction occurs pursuant to an acceleration by
Landlord, the allowances will be reduced as provided above and Tenant will reimburse Landlord for excess Tenant improvement allowances previously paid pursuant to Section 7.1 but Landlord will be responsible for costs incurred in physically separating the vacated space as separate leasable space. In the event the size of the Leased Premises is reduced as provided above, Tenant's Proportionate Share shall be recalculated and shall be equal to the percentage obtained by multiplying 100 by a fraction, the numerator of which shall be the new actual square footage of the Leased Premises and the denominator of which shall be the total rentable square footage of the Building.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease as of the day and year first above written.

                                       LANDLORD:

                                       1500 LIMITED PARTNERSHIP,
                                       A MICHIGAN LIMITED PARTNERSHIP

                                       By:     RUDGATE CORP., a Michigan
                                               corporation, its general partner

                                       By: /s/ George J. Forrest
                                           ---------------------------------
                                               George J. Forrest, Treasurer

                                       TENANT:

                                       SANDY CORPORATION, A MICHIGAN CORPORATION


                                       By: /s/ Raymond A. Ketchledge
                                           ------------------------------------

                                       Its:  President
                                           ------------------------------------


          EXHIBITS         A - Legal Description of Property
                           B - Depiction of Area of Leased Premises
                           C - Landlord's Insurance

                            DESCRIPTION OF PREMISES

All that certain parcel of land located in the City of Troy, County of Oakland and State of Michigan, comprised of such parcels of land, described as follows:

LEGAL DESCRIPTION  PARCEL X

Part of the Southeast 1/4 of Section 20, T.2N., R.11E., City of Troy, Oakland County, Michigan, being more particularly described as follows: Beginning at a point which is Due West, along the South line of Section 20, 297.00 feet, and N 00 degrees 44'29"E 102.01 feet from the Southeast corner of Section 20, T.2N., R.11E.; thence Due West, along the 102 foot Right-of-Way line, 433.76 feet; thence N 00 degrees 02'02"E 348.00 feet; thence Due East 439.99 feet; thence S 00 degrees 59'17"W 250.06 feet; thence Due West 0.86 feet; thence S 00 degrees 44'29" W 97.99 feet to the point of beginning. (152,047 square feet - 3.490 acres).
* Subject to any easements of record.

LEGAL DESCRIPTION  PARCEL Y

Part of the Southeast 1/4 of Section 20, T.2N., R.11E., City of Troy, Oakland County, Michigan, being more particularly described as follows: Beginning at a point which is Due West, along the South line of Section 20, 297.00 feet, and N 00 degrees 44'29"E 200.00 feet and Due East 0.86 feet, and N 00 degrees 59'17"E
250.06 feet from the Southeast corner of Section 20, T.2N., R.11E., thence Due West 439.99 feet; thence N 00 degrees 02'02"E 354.62 feet; thence S 89 degrees 00'06"E 451.98 feet; thence S 00 degrees 44'29"W 273.08 feet; thence S 89 degrees 56'47"W 7.33 feet; thence S 00 degrees 59'17"W 73.70 feet to the point of beginning. (157,186 square feet - 3.609 acres).
* Subject to any easements of record.

LEGAL DESCRIPTION  PARCEL Z

Part of the Southeast 1/4 of Section 20, T.2N., R.11E., City of Troy, Oakland County, Michigan, being more particularly described as follows: Beginning at a point which is Due West, along the South line of Section 20, 297.00 feet, and N 00 degrees 44'29"E 200.00 feet, and Due East 0.86 feet and N 00 degrees 59'17"E 323.76 feet and N 89 degrees 56'47"E 7.33 feet and N 00 degrees 44'29"E
89.00 feet from the Southeast corner of Section 20, T.2N., R.11E.,; thence N 00 degrees 44'29"E 105.08 feet thence S 89 degrees 00'06"E 287.40 feet; thence S 00 degrees 44'25"W along the East line of Section 20, 179.80 feet; thence S 89 degrees 56'47"W 287.42 feet to the point of beginning. (52,431 square feet -
1.204 acres)
* Subject to the rights of the public in any portion of the above property deeded or used for Crooks Road, and subject to any easements of record.

                                  SCHEDULE "A"

                                   Exhibit B
                                   ---------


                          Depiction of Area of Leased

                                    Premises


                                  (Floorplan)

                                   EXHIBIT C

[FIREMAN'S FUND LOGO]

Declarations                  SUPERCOVER(R) UMBRELLA AND EXCESS LIABILITY POLICY
================================================================================

POLICY NUMBER: XOK-000-3178-1032           FIREMAN'S FUND INSURANCE COMPANIES

POLICY PERIOD: FROM 05/01/93 TO 05/01/94   Coverage is provided
(12:01 A.M. Standard time at the address   in the following
of the Named Insured as stated herein)     company, a stock company.

                                           18 THE AMERICAN INSURANCE COMPANY
NAMED INSURED AND MAILING ADDRESS:
1500 LIMITED PARTNERSHIP
1500 WEST BIG BEAVER ROAD
TROY, MI    48084

================================================================================
In return for the payment of the premium, and subject to all the terms of this policy, we agree with you to provide the insurance as stated in this policy.
--------------------------------------------------------------------------------

                              LIMITS OF INSURANCE
    $10,000,000  Each Occurrence         $10,000,000  Aggregate
--------------------------------------------------------------------------------

                                    PREMIUM
--------------------------------------------------------------------------------
         Basis of premium:     Flat charge
--------------------------------------------------------------------------------
         Advance Premium:      $3,500         Annual Minimum Premium:   $3,500
--------------------------------------------------------------------------------

                         SCHEDULE OF PRIMARY INSURANCE

This schedule is described within Form No. 178199-1-86 which forms a part of this policy's declarations.
--------------------------------------------------------------------------------
Endorsements attached to and forming a part of this policy at inception:

  178022  01  86         178194  07  91
  178028  01  86         178200  09  90
  178079  01  86
  178155  05  90
  178190  12  89

--------------------------------------------------------------------------------
Date of Issue:         Countersignature of Authorized Agent:
  05/12/1993            /s/ Arthur W. Emerson
--------------------------------------------------------------------------------
This declarations page is issued in conjunction with and forms a part of Policy Form 5196 09-87.

===============================================================================
178199-1-86S             SCHEDULE OF PRIMARY INSURANCE

The schedule of Primary Insurance is completed to read as follows:

-------------------------------------------------------------------------------
ITEM 1
COMMERCIAL GENERAL LIABILITY

  Company:            Reliance Insurance Company
  Policy No:          To Be Identified
  Expiration Date:    05/01/1994

                                                   LIMITS OF LIABILITY
                                                   -------------------
  General Aggregate Limit
      (Other Than Products-Completed Operations)        $2,000,000
  Products-Completed Operations Aggregate Limit         $1,000,000
            Personal & Advertising Injury Limit         $1,000,000
                          Each Occurrence Limit         $1,000,000

-------------------------------------------------------------------------------
ITEM 2
AUTOMOBILE LIABILITY

  Company:            Reliance Insurance Company
  Policy No:          To Be Identified
  Expiration Date:    05/01/1994

                                                   LIMITS OF LIABILITY
                                                   -------------------
  Bodily Injury and Property Damage
                                Combined Single Limit   $1,000,000   Any One Accident

  Hired & Non-Owned Only

===============================================================================

                           COMMON POLICY DECLARATIONS

[LOGO] RELIANCE
       United Pacific Insurance Company
       Philadelphia, PA                            RENEWAL POLICY

                                                   **EFFECTIVE 05/01/93
                                                   RENEWAL OF POLICY QB 8509449
--------------------------------------------------------------------------------
 POLICY NUMBER               POLICY PERIOD               AGENCY NUMBER
--------------------------------------------------------------------------------
  QB  8509449 52     FROM: 05/01/93     TO: 05/01/94         0307275
--------------------------------------------------------------------------------
   NAME OF INSURED AND ADDRESS               AGENCY NAME AND ADDRESS
--------------------------------------------------------------------------------
   1500 LIMITED PARTNERSHIP                   EMERSON-PREW INC
   1500 W. BIG BEAVER ROAD                    30600 TELEGRAPH RD    STE 3110
   TROY, MI                                   BIRMINGHAM, MI
                               48084                                      48025

 POLICY PERIOD:  FROM 12:01 A.M. STANDARD TIME ON THE DATE SHOWN ABOVE AT
                 YOUR MAILING ADDRESS SHOWN ABOVE.

 FORM OF BUSINESS: / / INDIVIDUAL / X / PARTNERSHIP / / JOINT VENTURE / / CORPORATION / / OTHER:
 ==========================================================================
 IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THIS POLICY, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED IN THIS POLICY.
 ==========================================================================
 THIS POLICY CONSISTS OF THE FOLLOWING COVERAGE PARTS FOR WHICH A PREMIUM IS INDICATED. THIS PREMIUM MAY BE SUBJECT TO ADJUSTMENT.

                                                            DEPOSIT
   COVERAGE PART                 SEE FORM                   PREMIUM
   ----------------------------------------------------------------------
   COMMERCIAL PROPERTY           CPBI  70 00 10 91 SP      $     4,061.

   COMMERCIAL INLAND MARINE      CMQI  70 00 04 90         $

   COMMERCIAL GENERAL LIABILITY  CGQI  70 01 02 86         $     4,236.

   COMMERCIAL CRIME              CRQI  70 00 11 85         $

   COMMERCIAL AUTO               CABI  00 02 06 92         $       161.

   WORKERS' COMPENSATION         WC 00 00 01 A 11 88       $

                                                           $
   ----------------------------------------------------------------------
                                                   TOTAL   $     8,448.

   PREMIUM IS PAYABLE:   $   8,448.    AT INCEPTION

   FORMS APPLICABLE TO ALL COVERAGE PARTS EXCEPT AS REFERENCED IN THE FORM:
   ILQP  00 17 07 88       COMMON POLICY CONDITIONS
   ILBP  83 01 11 88 UP    IN WITNESS
   IL    02 86 12 90       MICHIGAN CHANGES - CANCELLATION AND NONRENEWAL


   COUNTERSIGNED     5-24-93     BY     /s/   Arthur W. Emerson
                 --------------         -----------------------------
                     (DATE)               (AUTHORIZED REPRESENTATIVE)

                       COMMERCIAL PROPERTY COVERAGE PART-
                                  DECLARATIONS

[LOGO] RELIANCE
       United Pacific Insurance Company
       Philadelphia, PA                            RENEWAL POLICY
                                                   **EFFECTIVE 05/01/93
                                                   RENEWAL OF POLICY  QB 8509449
--------------------------------------------------------------------------------
POLICY NUMBER                  POLICY PERIOD                  AGENCY NUMBER
--------------------------------------------------------------------------------
QB 8509449 52         FROM: 05/01/93  TO: 05/01/94               0307275
--------------------------------------------------------------------------------
NAMED INSURED: 1500 LIMITED PARTNERSHIP
--------------------------------------------------------------------------------

       DEDUCTIBLE:          PER OCCURRENCE:  $ 1,000
                       ANNUAL ACCUMULATION:  $ NOT APPLICABLE
================================================================================
                       CAUSE OF LOSS FORM:     SPECIAL
================================================================================
     FOR INFORMATION APPLICABLE TO SPECIFIC LOCATIONS SEE THE LOCATION DECLARATIONS CPBI 7001. UNLESS OTHERWISE SPECIFIED ON THE
     LOCATION DECLARATIONS, THE FOLLOWING APPLIES TO ALL LOCATIONS:
================================================================================

                                                           PERSONAL PROPERTY
                                    BUILDING             ( ) EXCLUDES PERSONAL
                                                             PROPERTY OF OTHERS
--------------------------------------------------------------------------------
VALUATION:                   ( ) ACTUAL CASH VALUE       ( ) ACTUAL CASH VALUE
                             (X) REPLACEMENT COST        ( ) REPLACEMENT COST
--------------------------------------------------------------------------------
AGREED VALUE
EXPIRATION DATE:                   05/01/94                    --/--/--
--------------------------------------------------------------------------------
COINSURANCE:                          90%                        -----
--------------------------------------------------------------------------------
INFLATION GUARD:                     -----                       -----

================================================================================

(--) BLANKET INSURANCE                              LIMIT OF INSURANCE
BLANKET BUILDING                                     $ -------------
BLANKET PERSONAL PROPERTY                            $ -------------
BLANKET BUILDING AND PERSONAL PROPERTY               $ -------------
BLANKET LOCATION                                     $ -------------

================================================================================
          FOR ADDITIONAL BUILDING AND PERSONAL PROPERTY COVERAGES SEE
              DECLARATIONS EXTENSION (PAGES 2 AND 3 OF THIS FORM).
================================================================================
FORMS AND ENDORSEMENTS INDICATED BY AN (X) BELOW FORM A PART OF THIS COVERAGE PART AT ISSUANCE:

(X) CPBP 10 30 10 91     BUILDING AND PERSONAL PROPERTY COVERAGE FORM
                         CAUSE OF LOSS - SPECIAL FORM
(X) CPBI 70 01 10 91     COMMERCIAL PROPERTY COVERAGE PART - LOCATION
                         DECLARATIONS
(X) CPBI 70 30 10 91     COMMERCIAL PROPERTY COVERAGE PART - BUSINESS INCOME
                         DECLARATIONS
( ) CPBI 70 50 10 91     COMMERCIAL PROPERTY COVERAGE PART - EXTRA EXPENSE
                         DECLARATIONS
(X) CPBP 00 30 10 91     BUSINESS INCOME COVERAGE FORM AND EXTRA EXPENSE
                         COVERAGE FORM
(X) CPBI 70 02 10 91     COMMERCIAL PROPERTY COVERAGE PART - FORMS LIST
( ) ---- -- -- -- --

CPBI 70 00 10 91 SP                   05/05/93                     PAGE 1 OF 3

[LOGO] RELIANCE
       United Pacific Insurance Company
       Philadelphia, PA

                      DECLARATIONS EXTENSION - ADDITIONAL
                    BUILDING AND PERSONAL PROPERTY COVERAGES

                                                   RENEWAL POLICY
                                                   **EFFECTIVE 05/01/93
                                                   RENEWAL OF POLICY QB  8509449
--------------------------------------------------------------------------------
  POLICY NUMBER                    POLICY PERIOD                 AGENCY NUMBER
--------------------------------------------------------------------------------
    QB  8509449 52      FROM:  05/01/93      TO:  05/01/94          0307275
--------------------------------------------------------------------------------
    NAMED INSURED:  1500 LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
  THIS COVERAGE PART PROVIDES ONLY THOSE ADDITIONAL COVERAGES FOR WHICH AN AMOUNT OR THE WORD 'INCLUDED' IS SHOWN FOR THE 'LIMIT OF INSURANCE' COLUMN BELOW. IF THE WORDS 'NOT COVERED' ARE SHOWN FOR THE 'LIMIT OF INSURANCE' COLUMN, THE ADDITIONAL COVERAGE DOES NOT APPLY.

  TO DETERMINE HOW THE LIMITS OF INSURANCE APPLY, REFER TO ADDITIONAL BUILDING AND PERSONAL PROPERTY COVERAGES AND LOSS CONDITIONS IN THIS COVERAGE PART.

   FOR LIMITATIONS OR CHANGES, IF ANY, REFER TO THE 'LIMITATIONS OR CHANGES' COLUMN BELOW AND TO ANY CHANGE ENDORSEMENT SHOWN.

================================================================================
         SCHEDULE OF ADDITIONAL BUILDING AND PERSONAL PROPERTY COVERAGES
--------------------------------------------------------------------------------
    ADDITIONAL COVERAGE              LIMIT OF        LIMITATIONS OR CHANGES
                                     INSURANCE             IF ANY:
--------------------------------------------------------------------------------
DEBRIS REMOVAL.....................  INCLUDED       ----------------------------
POLLUTANT CLEAN UP AND REMOVAL.....  _____10,000    ----------------------------
PRESERVATION OF PROPERTY...........  INCLUDED       ----------------------------
FIRE DEPARTMENT SERVICE CHARGES....  INCLUDED       ----------------------------
NEWLY ACQUIRED PROPERTY............  __1,000,000    ----------------------------
NEWLY ACQUIRED PERSONAL PROPERTY..   ____500,000    ----------------------------
BUILDING PROPERTY OFF PREMISES.....  _____10,000    ----------------------------
BROADENED BUILDING.................  INCLUDED       ----------------------------
ARCHITECT FEES.....................  INCLUDED       ----------------------------
PAVED SURFACES.....................  INCLUDED       ----------------------------
BUILDING OWNER.....................  INCLUDED       ----------------------------
GLASS..............................  INCLUDED       ----------------------------
LAWNS, TREES, SHRUBS AND PLANTS....  ______2,000    ----------------------------
RECHARGING.........................  INCLUDED       ----------------------------
DETACHED OUTDOOR SIGNS.............  _____10,000    ----------------------------
INCIDENTAL LOCATIONS...............  _____10,000    ----------------------------
PERSONAL EFFECTS...................  _____10,000    ----------------------------
TRANSIT............................  ______5,000    ----------------------------
BRANDS AND LABELS..................  INCLUDED       ----------------------------
WATER DAMAGE REPAIRS...............  INCLUDED       ----------------------------
ARSON REWARD.......................  ______5,000    ----------------------------
CRIME REWARD.......................  ______1,500    ----------------------------
CHANGES IN TEMPERATURE.............  _____25,000    ----------------------------
VALUABLE PAPERS....................  _____25,000    ----------------------------
ACCOUNTS RECEIVABLE................  _____25,000    ----------------------------
JEWELRY AND WATCHES................  ______2,500    ----------------------------
FUR AND FUR GARMENTS...............  ______2,500    ----------------------------
PATTERNS, DIES AND MOLDS...........  INCLUDED       ----------------------------
EXTRA EXPENSE......................  _____20,000    ----------------------------
WATER BACKUP.......................  INCLUDED       ----------------------------


CPBI 70 00 10 91 SP                  05/05/93                        PAGE 2 OF 3

                      DECLARATIONS EXTENSION - ADDITIONAL
                    BUILDING AND PERSONAL PROPERTY COVERAGES

[LOGO] RELIANCE                                     RENEWAL POLICY
       United Pacific Insurance Company             **EFFECTIVE 05/01/93
       Philadelphia, PA                             RENEWAL OF POLICY QB 8509449
--------------------------------------------------------------------------------
   POLICY NUMBER                  POLICY PERIOD                 AGENCY NUMBER
--------------------------------------------------------------------------------
   QB 8509449 52         FROM:  05/01/93   TO:  05/01/94           0307275
--------------------------------------------------------------------------------
     NAME INSURED: 1500 LIMITED PARTNERSHIP
--------------------------------------------------------------------------------

   SCHEDULE OF ADDITIONAL BUILDING AND PERSONAL PROPERTY COVERAGES CONTINUED
   --------------------------------------------------------------------------
       ADDITIONAL COVERAGE           LIMIT OF         LIMITATIONS OR CHANGES
                                     INSURANCE               IF ANY:
   --------------------------------------------------------------------------
    MONEY AND SECURITIES .......... ______5,000
    MEDIA ......................... _____25,000  ---------------------------
     FINE ARTS .................... _____25,000
      BREAKAGE FOR FINE ARTS ...... NOT COVERED
    INVENTORY OR APPRAISAL COST ... _____10,000
    LOSS ADJUSTMENT ............... INCLUDED     ---------------------------
    ORDINANCE OR LAW
     COVERAGE A ................... NOT COVERED  ---------------------------
     COVERAGE B ................... NOT COVERED  ---------------------------
     COVERAGE C ................... NOT COVERED  ---------------------------
    OFF PREMISES SERVICES
     (DIRECT DAMAGE)............... NOT COVERED  ---------------------------
   ==========================================================================


  CPBI 70 00 10 91 SP              05/05/93                      PAGE 3 OF 3

                       COMMERCIAL PROPERTY COVERAGE PART
                         SUPPLEMENTAL DECLARATIONS PAGE
[LOGO] RELIANCE
       UNITED PACIFIC INSURANCE COMPANY
       PHILADELPHIA, PA
                                                  RENEWAL POLICY
                                                  **EFFECTIVE 05/01/93
                                                  RENEWAL OF POLICY  QB  8509449
--------------------------------------------------------------------------------
 POLICY NUMBER               POLICY PERIOD               AGENCY NUMBER
--------------------------------------------------------------------------------
 QB 8509449 52       FROM:  05/01/93   TO: 05/01/94         0307275
--------------------------------------------------------------------------------
    NAMED INSURED: 1500-LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
  PREMISES NO.:  001       BUILDING NO.:  01
  1500 W. BIG BEAVER
  TROY, MI  48084

  OCCUPANCY:  OFFICE
  PROTECTIVE SAFEGUARDS:

================================================================================
             IF NO ENTRY IS SHOWN FOR A COVERAGE PROVISION BELOW OR
        ON THE COMMERCIAL PROPERTY COVERAGE PART DECLARATIONS CPBI 7000,
                     THE COVERAGE PROVISION DOES NOT APPLY.
================================================================================
                              BUILDING                   PERSONAL PROPERTY
--------------------------------------------------------------------------------
LIMIT OF                     $7,000,000.                 $
INSURANCE:                                           (   ) EXCLUDES PERSONAL
                                                           PROPERTY OF OTHERS
--------------------------------------------------------------------------------
VALUATION:              (   ) ACTUAL CASH VALUE      (   ) ACTUAL CASH VALUE
                        (   ) REPLACEMENT COST       (   ) REPLACEMENT COST
-------------------------------------------------------------------------------
AGREED VALUE
EXPIRATION DATE:                -- / -- / --                -- / -- / --
-------------------------------------------------------------------------------
COINSURANCE:
-------------------------------------------------------------------------------
INFLATION GUARD:
===============================================================================
EXTRA EXPENSE -- LIMIT OF INSURANCE:  $
                 (   ) PERIOD OF RESTORATION LIMITATION:    %        %        %
-------------------------------------------------------------------------------
BUSINESS INCOME -- LIMIT OF INSURANCE:   $  875,000.
(   ) WITH EXTRA    (   ) COINSURANCE FORM --
      EXPENSE       (   ) MONTHLY LIMIT FORM  -- MONTHLY LIMIT:
(   ) WITH RENTAL   (   ) AGREED VALUE FORM
      VALUE
===============================================================================
RENTAL VALUE        LIMIT OF INSURANCE:  $
(   ) WITH EXTRA    (   ) COINSURANCE FORM --
      EXPENSE       (   ) MONTHLY LIMIT FORM -- MONTHLY LIMIT:
                    (   ) AGREED VALUE FORM -----------------------------------
===============================================================================
(   ) TENTATIVE RATE ----------------------------------------------------------
===============================================================================
THE FOLLOWING PREMISES SPECIFIC ENDORSEMENTS APPLY TO THIS PREMISES AND
BUILDING NUMBER:


   CPBI 70 01 10 91                05/05/93

                                           COMMERCIAL PROPERTY COVERAGE PART --
                                               BUSINESS INCOME DECLARATIONS

[LOGO]  RELIANCE

        UNITED PACIFIC INSURANCE COMPANY
        PHILADELPHIA, PA

                                                                              RENEWAL POLICY
                                                                              **EFFECTIVE 05/01/93
                                                                              RENEWAL OF POLICY  QB  8509449

---------------------------------------------------------------------------------------------------------------------
   POLICY NUMBER                             POLICY PERIOD                               AGENCY NUMBER
---------------------------------------------------------------------------------------------------------------------
  QB  8509449  52                    FROM:  05/01/93     TO:  05/01/94                      0307275
---------------------------------------------------------------------------------------------------------------------
  NAMED INSURED:  1500 LIMITED PARTNERSHIP
---------------------------------------------------------------------------------------------------------------------
                            FOR INFORMATION APPLICABLE TO SPECIFIC LOCATIONS SEE THE LOCATION
                                DECLARATIONS CPBI 7001.  UNLESS OTHERWISE SPECIFIED ON THE
                              LOCATION DECLARATIONS OR THE CHANGE ENDORSEMENT (IF ANY) SHOWN
                                      BELOW, THE FOLLOWING APPLIES TO ALL LOCATIONS:
   ===============================================================================================================
         BUSINESS INCOME                    :       BUSINESS INCOME             :           RENTAL VALUE         :
        COVERAGE OPTIONS:                   :   (   ) WITH EXTRA EXPENSE        :   (   ) WITH EXTRA EXPENSE     :
                                            :   (   ) WITH RENTAL VALUE         :                                :
   ---------------------------------------------------------------------------------------------------------------
   COINSURANCE:                             :             100%                  :            ----                :
   ---------------------------------------------------------------------------------------------------------------
   MONTHLY LIMIT:                           :             ---                   :             ---                :
   ---------------------------------------------------------------------------------------------------------------
   AGREED VALUE                             :         -- / -- / --              :         -- / -- / --           :
   ---------------------------------------------------------------------------------------------------------------
   ( - )  BLANKET INSURANCE:
          LIMIT OF INSURANCE:               :        $ -----------              :        $ -----------           :
   ===============================================================================================================
                       SCHEDULE OF ADDITIONAL COVERAGES FOR BUSINESS INCOME OR RENTAL VALUE
   ===============================================================================================================
                         THIS COVERAGE PART PROVIDES ONLY THOSE ADDITIONAL COVERAGES FOR WHICH AN
                        AMOUNT OR THE WORD "INCLUDED" IS SHOWN FOR THE "LIMIT OF INSURANCE" COLUMN
                         BELOW.  IF THE WORDS "NOT COVERED" ARE SHOWN IN THE "LIMIT OF INSURANCE"
                                     COLUMN, THE ADDITIONAL COVERAGE DOES NOT APPLY.

                           TO DETERMINE HOW THE LIMITS OF INSURANCE APPLY, REFER TO ADDITIONAL
                                   COVERAGES AND LOSS CONDITIONS IN THIS COVERAGE PART.

                        FOR LIMITATIONS OR CHANGES, IF ANY, REFER TO THE "LIMITATIONS OR CHANGES"
                                    COLUMN BELOW AND TO ANY CHANGE ENDORSEMENT SHOWN.
   ---------------------------------------------------------------------------------------------------------------
                                                 :         LIMIT OF     :     LIMITATIONS OR CHANGES             :
              ADDITIONAL COVERAGE                :        INSURANCE     :            IF ANY:                     :
   ---------------------------------------------------------------------------------------------------------------
   EXPENSES TO REDUCE LOSS.......................:     INCLUDED         : -------------------------------------- :
   CIVIL AUTHORITY...............................:     INCLUDED         : -------------------------------------- :
   ALTERATIONS AND NEW BUILDINGS.................:     INCLUDED         : -------------------------------------- :
   NEWLY ACQUIRED PROPERTY.......................:     _____ 25,000     : -------------------------------------- :
   EXTENDED PERIOD OF INDEMNITY..................:     INCLUDED         : 30 DAYS------------------------------- :
   DEPENDENT BUSINESS PROPERTY...................:     _____ 10,000     : -------------------------------------- :
   LOSS ADJUSTMENT...............................:     INCLUDED         : -------------------------------------- :
   ORDINARY PAYROLL LIMITATION...................:     NOT COVERED      : -------------------------------------- :
   OFF PREMISES SERVICES.........................:     NOT COVERED      : -------------------------------------- :
   ORDINANCE OR LAW..............................:     NOT COVERED      : -------------------------------------- :
   ELECTRONIC MEDIA..............................:     INCLUDED         : 60 DAYS------------------------------- :

-------------------------------------------------------------------------------
CPBI 70 30 10 91                    05/05/93                        PAGE 1 OF 1

                       COMMERCIAL PROPERTY COVERAGE PART-

                                   FORMS LIST

[LOGO] RELIANCE
       United Pacific Insurance Company
       Philadelphia, PA                          RENEWAL POLICY
                                                 **EFFECTIVE 05/01/93
                                                 RENEWAL OF POLICY QB 8509449

-------------------------------------------------------------------------------
    POLICY NUMBER                POLICY PERIOD                 AGENCY NUMBER
-------------------------------------------------------------------------------
    QB 8509449 52         FROM: 05/01/93   TO: 05/01/94           0307275
-------------------------------------------------------------------------------
    NAMED INSURED: 1500 LIMITED PARTNERSHIP
-------------------------------------------------------------------------------

THIS ENDORSEMENT PROVIDES SUPPLEMENTARY INFORMATION TO BE USED WITH THE
FOLLOWING:

                       COMMERCIAL PROPERTY COVERAGE PART.

THE FORMS INDICATED BY AN (X) BELOW FORM A PART OF THIS COVERAGE PART AT
ISSUANCE:

(X)  CPBI 70 03 11 85  SCHEDULE OF MORTGAGEES AND LOSS PAYEES

( )  CPQI 70 15 11 85  GLASS COVERAGE FORM DECLARATIONS

( )  CPBP 00 15 10 91  GLASS COVERAGE FORM

( )  CPQI 77 00 11 85  GLASS CHANGES

( )  CPBP 13 10 10 91  VALUE REPORTING FORM

( )  CPBI 77 03 10 91  BASIC CAUSE OF LOSS ENDORSEMENT


IN ADDITION, THE FOLLOWING, IF ANY, FORM A PART OF THIS COVERAGE PART AT
ISSUANCE:

     CPBP 81 02 10 91 MI  MICHIGAN CHANGES
     IL   01 55 10 92     MICHIGAN CHANGES
     IL   00 20 11 85     EFFECTIVE TIME CHANGES


CPBI 70 02 10 91                  05/05/93

                     SCHEDULE OF MORTGAGEES AND LOSS PAYEES

[LOGO] RELIANCE
       United Pacific Insurance Company
       Philadelphia, PA
                                                    RENEWAL POLICY
                                                    **EFFECTIVE 05/01/93
                                                    RENEWAL OF POLICY QB 8509449
--------------------------------------------------------------------------------
 POLICY NUMBER               POLICY PERIOD               AGENCY NUMBER
--------------------------------------------------------------------------------
 QB 8509449 52       FROM:  05/01/93   TO: 05/01/94         0307275
-------------------------------------------------------------------------------
    NAMED INSURED: 1500 LIMITED PARTNERSHIP
-------------------------------------------------------------------------------

THIS ENDORSEMENT PROVIDES SUPPLEMENTARY INFORMATION TO BE USED WITH THE
FOLLOWING:

     BUILDING AND PERSONAL PROPERTY COVERAGE FORM.

                                   MORTGAGEES

PREMISES   BUILDING
NUMBER     NUMBER               NAME                          ADDRESS

001        001         NATIONAL BANK OF DETROIT        900 TOWER DRIVE
                                                       TROY, MI  48098

001        001         ECONOMIC DEVELOPMENT            500 W. BIG BEAVER ROAD
                       CORPORATION OF TROY             TROY, MI  48084



-------------------------------------------------------------------------------
                                  LOSS PAYEES


PREM.   NAME AND ADDRESS       DESCRIPTION               PROVISION
NO.                            OF PROPERTY               APPLICABLE

                                                         (  ) LOSS PAYABLE
                                                         (  ) LENDER'S
                                                              LOSS PAYABLE
                                                         (  ) CONTRACT OF
                                                              SALE
                                                         (  ) LOSS PAYABLE
                                                         (  ) LENDER'S
                                                              LOSS PAYABLE
                                                         (  ) CONTRACT OF
                                                              SALE
                                                         (  ) LOSS PAYABLE
                                                         (  ) LENDER'S
                                                              LOSS PAYABLE
                                                         (  ) CONTRACT
                                                              OF SALE



CPBI 70 03 11 85                 05/05/93

                     COMMERCIAL GENERAL LIABILITY SCHEDULE

[LOGO] RELIANCE
       UNITED PACIFIC INSURANCE COMPANY
       PHILADELPHIA, PA
                                                  RENEWAL POLICY
                                                  **EFFECTIVE 05/01/93
                                                  RENEWAL OF POLICY  QB  8509449
-------------------------------------------------------------------------------
 POLICY NUMBER               POLICY PERIOD               AGENCY NUMBER
-------------------------------------------------------------------------------
 QB 8509449 52       FROM:  05/01/93   TO: 05/01/94         0307275
-------------------------------------------------------------------------------
    NAMED INSURED: 1500 LIMITED PARTNERSHIP
-------------------------------------------------------------------------------


PREM  DESCRIPTION          CLASS  ESTIMATED  RATE    P E TRANS/   ADVANCE    *
NO    OF CLASS             CODE   EXPOSURE           B B YEAR     PREMIUM

001   BUILDINGS OR         61217  65,000     65.171  A M          $4,236.
      PREMISES - BANK
      OR OFFICE -
      MERCANTILE OR
      MANUFACTURING -
      MAINTAINED BY THE
      INSURED (LESSOR'S
      RISK ONLY) - OTHER
      THAN NOT-FOR-PROFIT
      INCLUDING PRODUCTS
      AND/OR COMPLETED
      OPERATIONS


                                       TOTAL ADVANCE PREMIUM      $4,236.


* M = MINIMUM PREMIUM, R = REMAINDER OF MINIMUM PREMIUM


CGBI 70 13 11 85               05/05/93

                          COMMERCIAL GENERAL LIABILITY
                                  DECLARATIONS

[LOGO] RELIANCE
       United Pacific Insurance Company
       Philadelphia, PA                             RENEWAL POLICY
                                                    **EFFECTIVE 05/01/93
                                                    RENEWAL OF POLICY QB 8509449
-------------------------------------------------------------------------------
   POLICY NUMBER                 POLICY PERIOD                 AGENCY NUMBER
-------------------------------------------------------------------------------
   QB 8509449 52       FROM: 05/01/93   TO: 05/01/94              0307275
-------------------------------------------------------------------------------
   NAMED INSURED: 1500 LIMITED PARTNERSHIP
-------------------------------------------------------------------------------

                              LIMITS OF INSURANCE

GENERAL AGGREGATE LIMIT                                        $2,000,000.
  (OTHER THAN PRODUCTS-COMPLETED OPERATIONS)

PRODUCTS-COMPLETED OPERATIONS AGGREGATE LIMIT                  $1,000,000.

  PERSONAL INJURY AND ADVERTISING INJURY LIMIT*                $1,000,000.

  PER OCCURRENCE LIMIT*                                        $1,000,000.

    FIRE/EXPLOSION/WATER DAMAGE LIMIT**                        $   50,000.

    MEDICAL EXPENSE LIMIT**                     ANY ONE PERSON $    5,000.


 *SUBJECT TO THE APPLICABLE "AGGREGATE LIMIT"
**SUBJECT TO THE "OCCURRENCE LIMIT"

===============================================================================

FORMS AND ENDORSEMENTS FORMING A PART OF THIS COVERAGE PART AT ISSUANCE ONLY THOSE INDICATED BY AN (X) BELOW APPLY:

(X)  CGQP 00 01 11 88  COMMERCIAL GENERAL LIABILITY COVERAGE PART
(X)  IL   00 21 11 85  NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT
                       (BROAD FORM)
(X)  CGQI 70 03 11 85  COMMERCIAL GENERAL LIABILITY COVERAGE PART
                       FORMS LIST


CGQI 70 01 02 86                   05/05/93

                    BUSINESS AUTO COVERAGE FORM DECLARATIONS

[LOGO]  RELIANCE

        UNITED PACIFIC INSURANCE COMPANY
        PHILADELPHIA, PA

                                                 RENEWAL POLICY
                                                 **EFFECTIVE 05/01/93
                                                 RENEWAL OF POLICY  QB  8509449

-------------------------------------------------------------------------------
   POLICY NUMBER                   POLICY PERIOD                 AGENCY NUMBER
-------------------------------------------------------------------------------
  QB  8509449  52        FROM:  05/01/93     TO:  05/01/04          0307275
-------------------------------------------------------------------------------
  NAME INSURED:  1500 LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
   WHERE DED. IS SHOWN BELOW, IT SHALL MEAN DEDUCTIBLE.
   =========================================================================
   ITEM TWO:  SCHEDULE OF COVERAGES AND COVERED AUTOS

   THIS POLICY PROVIDES ONLY THOSE COVERAGES WHERE A CHARGE IS SHOWN IN THE PREMIUM COLUMN BELOW. EACH OF THESE COVERAGES WILL APPLY ONLY TO THOSE AUTOS SHOWN AS COVERED AUTOS. AUTOS ARE SHOWN AS COVERED AUTOS FOR A PARTICULAR COVERAGE BY THE ENTRY OF ONE OR MORE OF THE SYMBOLS FROM THE COVERED AUTO SECTION OF THE BUSINESS AUTO COVERAGE FORM NEXT TO THE NAME OF THE COVERAGE.

   -------------------------------------------------------------------------
   COVERAGES        COVERED         LIMIT -- THE MOST WE          PREMIUM
                    AUTOS*          WILL PAY FOR ANY ONE
                                     ACCIDENT OR LOSS
   -------------------------------------------------------------------------
   LIABILITY         8.9             $ 1,000,000                  $ 161.MP
   -------------------------------------------------------------------------
   PERSONAL INJURY                  SEPARATELY STATED IN          $
   PROTECTION (OR                   EACH P.I.P. ENDORSEMENT
   EQUIVALENT NO-                   MINUS $          DED.
   FAULT COVERAGE)
   -------------------------------------------------------------------------
   ADDED PERSONAL                   SEPARATELY STATED IN
   INJURY PROTEC-                   EACH ADDED P.I.P.
   TION (OR EQUIV-                  ENDORSEMENT
   ALENT ADDED NO-
   FAULT COVERAGE)
   -------------------------------------------------------------------------
   PROPERTY PROTEC-                 SEPARATELY STATED IN THE
   TION INSURANCE                   P.P.I. ENDORSEMENT MINUS
   (MICHIGAN ONLY)                  $          DED. FOR EACH
                                    ACCIDENT
   -------------------------------------------------------------------------
   AUTO MEDICAL                     $                             $
   PAYMENTS
   -------------------------------------------------------------------------
   UNINSURED                        $                             $
   MOTORISTS
   -------------------------------------------------------------------------
   * ENTRY OF ONE OR MORE OF THE SYMBOLS FROM THE COVERED AUTO SECTION OF THE BUSINESS AUTO COVERAGE FORM SHOWS WHICH AUTOS ARE COVERED AUTOS.

   CABI 00 02 01 87                05/05/93                       PAGE 1 OF 5

                    BUSINESS AUTO COVERAGE FORM DECLARATIONS

[LOGO]  RELIANCE

        UNITED PACIFIC INSURANCE COMPANY
        PHILADELPHIA, PA

                                                 RENEWAL POLICY
                                                 **EFFECTIVE 05/01/93
                                                 RENEWAL OF POLICY  QB  8509449

-------------------------------------------------------------------------------
   POLICY NUMBER                   POLICY PERIOD                 AGENCY NUMBER
-------------------------------------------------------------------------------
  QB  8509449  52        FROM:  05/01/93     TO:  05/01/04          0307275
-------------------------------------------------------------------------------
  NAME INSURED:  1500 LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
   -------------------------------------------------------------------------
   COVERAGES        COVERED         LIMIT -- THE MOST WE          PREMIUM
                     AUTOS          WILL PAY FOR ANY ONE
                                    ACCIDENT OR LOSS
   -------------------------------------------------------------------------
   UNDERINSURED                     $                          $
   MOTORISTS (WHEN
   NOT INCLUDED IN
   UNINSURED MOTOR-
   ISTS COVERAGE)
   -------------------------------------------------------------------------
   PHYSICAL DAMAGE                  ACTUAL CASH VALUE OR COST  $
                                    OF REPAIR, WHICHEVER IS
   COMPREHENSIVE                    LESS MINUS $          DED.
   COVERAGE                         FOR EACH COVERED AUTO BUT
                                    NO DEDUCTIBLE APPLIES TO
                                    LOSS CAUSED BY FIRE OR
                                    LIGHTNING.*
   -------------------------------------------------------------------------
   SPECIFIED CAUSES                 ACTUAL CASH VALUE OR COST  $
   OF LOSS COVERAGE                 OF REPAIR, WHICHEVER IS
                                    LESS MINUS $25 DED. FOR
                                    EACH COVERED AUTO FOR LOSS
                                    CAUSED BY MISCHIEF OR
                                    VANDALISM.*
   -------------------------------------------------------------------------
   COLLISION                        ACTUAL CASH VALUE OR COST  $
   COVERAGE                         OF REPAIR, WHICHEVER IS
                                    LESS MINUS $          DED.
                                    FOR EACH COVERED AUTO.*
   -------------------------------------------------------------------------
   TOWING AND LABOR                 $        FOR EACH DIS-
                                    ABLEMENT OF A PRIVATE
                                    PASSENGER AUTO.
                                                               $
   -------------------------------------------------------------------------
                                                               $

   -------------------------------------------------------------------------
                                   PREMIUM FOR ENDORSEMENTS    $
                                   -----------------------------------------
                                   ESTIMATED TOTAL PREMIUM     $     161.MP
                                   -----------------------------------------
   * SEE ITEM FOUR FOR HIRED OR BORROWED AUTOS.
==============================================================================
CABI 00 02 01 87                   05/05/93                        PAGE 2 OF 5

                    BUSINESS AUTO COVERAGE FORM DECLARATIONS
[LOGO] RELIANCE
       UNITED PACIFIC INSURANCE COMPANY
       PHILADELPHIA, PA
                                                  RENEWAL POLICY
                                                  **EFFECTIVE 05/01/93
                                                  RENEWAL OF POLICY  QB  8509449
--------------------------------------------------------------------------------
 POLICY NUMBER               POLICY PERIOD               AGENCY NUMBER
--------------------------------------------------------------------------------
 QB 8509449 52       FROM:  05/01/93   TO: 05/01/94         0307275
--------------------------------------------------------------------------------
    NAMED INSURED: 1500 LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
ITEM THREE -- SCHEDULE OF COVERED AUTOS YOU OWN -- SEE CABI 70 03 06 92
FORMING A PART OF THIS POLICY AT ISSUANCE, IF APPLICABLE.

ITEM FOUR SCHEDULE OF HIRED OR BORROWED COVERED AUTO COVERAGE AND PREMIUMS

LIABILITY COVERAGE -- RATING BASIS, COST OF HIRE*

--------------------------------------------------------------------------------
        ESTIMATED COST OF   RATE PER EACH      FACTOR (IF LIABILITY
STATE   HIRE FOR EACH ST.   $100 COST OF HIRE  COVERAGE IS PRIMARY)  PREMIUM
--------------------------------------------------------------------------------
MI      $  IF ANY               .477                                 $  106.MP
--------------------------------------------------------------------------------

* IF MORE THAN ONE STATE APPLIES, SEE SUPPLEMENTAL SCHEDULE CABI 70 02 12 90 FORMING A PART OF THIS POLICY AT ISSUANCE.


   CABI 00 02 01 87                05/05/93                     PAGE 3 OF 5

                    BUSINESS AUTO COVERAGE FORM DECLARATIONS

[LOGO] RELIANCE
       United Pacific Insurance Company
       Philadelphia, PA                        RENEWAL POLICY
                                               **EFFECTIVE 05/01/93
                                               RENEWAL OF POLICY QB 8509449

-------------------------------------------------------------------------------
   POLICY NUMBER                 POLICY PERIOD               AGENCY NUMBER
-------------------------------------------------------------------------------
   QB 8509449 52        FROM: 05/01/93   TO: 05/01/94            0307275
-------------------------------------------------------------------------------
   NAMED INSURED: 1500 LIMITED PARTNERSHIP
-------------------------------------------------------------------------------

PHYSICAL DAMAGE COVERAGE
-------------------------------------------------------------------------------
                    LIMIT OF INSURANCE-    ESTIMATED     RATE PER
  COVERAGES         DEDUCTIBLE THE MOST   ANNUAL COST    $100 ANN.    PREMIUM
                        WE WILL PAY          OF HIRE    COST OF HIRE
-------------------------------------------------------------------------------
COMPREHENSIVE      ACTUAL CASH VALUE,     $                           $
                   COST OF REPAIRS, OR
                   $          WHICHEVER
                   IS LESS, MINUS
                   $          DED. FOR
                   EACH COVERED AUTO.
                   BUT NO DEDUCTIBLE
                   APPLIES TO LOSS
                   CAUSED BY FIRE OR
                   LIGHTNING.
-------------------------------------------------------------------------------
SPECIFIED CAUSES   ACTUAL CASH VALUE,     $                           $
OF LOSS            COST OF REPAIRS OR
                   $        WHICHEVER
                   IS LESS, MINUS $25
                   DED. FOR EACH
                   COVERED AUTO FOR
                   LOSS CAUSED BY
                   MISCHIEF OR
                   VANDALISM.
-------------------------------------------------------------------------------
COLLISION          ACTUAL CASH VALUE,     $                           $
                   COST OF REPAIRS OR
                   $       WHICHEVER
                   IS LESS, MINUS
                   $       DED. FOR
                   EACH COVERED AUTO.
-------------------------------------------------------------------------------
                                                      TOTAL PREMIUM   $
                                                                      ---------


CABI 00 02 01 87                  05/05/93                          PAGE 4 OF 5

                    BUSINESS AUTO COVERAGE FORM DECLARATIONS

[LOGO] RELIANCE
       UNITED PACIFIC INSURANCE COMPANY
       PHILADELPHIA, PA
                                                  RENEWAL POLICY
                                                  **EFFECTIVE 05/01/93
                                                  RENEWAL OF POLICY  QB  8509449
-------------------------------------------------------------------------------
 POLICY NUMBER               POLICY PERIOD               AGENCY NUMBER
-------------------------------------------------------------------------------
 QB 8509449 52       FROM:  05/01/93   TO: 05/01/94         0307275
-------------------------------------------------------------------------------
    NAMED INSURED: 1500 LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
ITEM FIVE - SCHEDULE FOR NON-OWNERSHIP LIABILITY

-------------------------------------------------------------------------------
NAMED INSURED'S BUSINESS            RATING BASIS          NUMBER     PREMIUM
-------------------------------------------------------------------------------
OTHER THAN A SOCIAL SERVICE      NUMBER OF EMPLOYEES       0-25      $  55.MP
AGENCY                           NUMBER OF PARTNERS                  $
-------------------------------------------------------------------------------
SOCIAL SERVICE AGENCY            NUMBER OF EMPLOYEES                 $
                                 NUMBER OF VOLUNTEERS                $
-------------------------------------------------------------------------------

ITEM SIX - SCHEDULE FOR GROSS RECEIPTS OR MILEAGE BASIS - LIABILITY COVERAGE - PUBLIC AUTO OR LEASING RENTAL CONCERNS

===============================================================================
 ESTIMATED YEARLY               RATES                      PREMIUMS

(  ) GROSS RECEIPTS    (  ) PER $100 OF GROSS
                            RECEIPTS
                       (  ) PER MILE
                       --------------------------------------------------------
                       LIABILITY    AUTO MEDICAL     LIABILITY    AUTO MEDICAL
                       COVERAGE       PAYMENTS       COVERAGE       PAYMENTS
-------------------------------------------------------------------------------
                                                     $            $
-------------------------------------------------------------------------------
                                 MINIMUM PREMIUMS    $            $
                                 ----------------------------------------------
                                  TOTAL PREMIUMS     $            $
===============================================================================

FORMS AND ENDORSEMENTS FORMING A PART OF THIS POLICY AT ISSUANCE:
CA    00 01 12 90    BUSINESS AUTO COVERAGE FORM
CABP  83 02 01 87    BUSINESS AUTO COVERAGE FORM DEFINITIONS - SUPPLEMENT
IL    00 21 11 85    BROAD FORM NUCLEAR EXCLUSION (NOT APPLICABLE IN NY)
CA    00 29 12 88    CHANGES IN BUSINESS AUTO AND TRUCKERS FORM - INSURED
                     CONTRACT
CA    01 10 10 92    MICHIGAN CHANGES


COUNTERSIGNED                           BY
              ------------------------     ------------------------------------
                      (DATE)                    (AUTHORIZED REPRESENTATIVE)


                                    05/05/93                        PAGE 5 OF 5

                          CHUBB GROUP OF INSURANCE COMPANIES        [CHUBB LOGO]
                          15 MOUNTAIN VIEW ROAD, WARREN, N.J. 07059

DECLARATIONS--ENERGY SYSTEMS POLICY


NAME INSURED AND MAILING ADDRESS:                                    POLICY NUMBER  7830-83-23
1500 Limited Partnership and                                         (Previous Policy No.               )
  Sandy Corporation                                                  Issued by the stock insurance company indicated by "x"
1500 West Big Beaver Road                                            below, herein called the Company
Troy, Michigan 48084
NAME AND MAILING ADDRESS OF PRODUCER                            (X)  FEDERAL INSURANCE COMPANY
Emerson-Prew, Inc.                                                   Incorporated under the laws of Indiana
30600 Telegraph Road, Suite 3110                                ( )  PACIFIC INDEMNITY COMPANY
Birmingham, Michigan 48025                                           Incorporated under the laws of California
POLICY PERIOD:  FROM:   05/01/92   TO:   05/01/95               ( )  GREAT NORTHERN INSURANCE COMPANY
(12:01 a.m. Standard time at your mailing address shown above)       Incorporated under the laws of Minnesota



In return for the payment of the premium, and subject to all the terms of this Policy, we agree with you to provide the insurance for those coverages indicated by a premium charge, subject to the Limits of Insurance indicated below,and for other coverage when added.


----------------------------------------------------------------------------------------------
COVERAGES                 LIMIT OF INSURANCE    DEDUCTIBLE       COINSURANCE        PREMIUM
----------------------------------------------------------------------------------------------

PROPERTY COVERAGE             $3,000,000         $1,000         NOT APPLICABLE      $1,596.

Business Income/Extra         $750,000           24 Hours           N/A             Included
  Expense

----------------------------------------------------------------------------------------------
ENDORSEMENT(S) AND                                                     TOTAL        $1,596.
FORM(S) APPLICABLE                                                                  ----------


              43-02-0161(2-89), 43-02-0178(2-89), 43-02-0164(2-89)

-------------------------------------------------------------------------------
                  DESCRIPTION AND LOCATION OF PROPERTY COVERED
-------------------------------------------------------------------------------


            Office Building located at:   1500 West Big Beaver Road
                                          Troy, Michigan 48084


-------------------------------------------------------------------------------

Your acceptance of this Policy terminates any prior Policy of the same number which may have been issued to you by us, effective with the inception of this Policy. Your Policy has been signed by the President and Secretary of the Company, but it will not be valid unless also signed by an authorized representative of the Company.

FEDERAL INSURANCE COMPANY     PACIFIC INDEMNITY COMPANY     GREAT NORTHERN INSURANCE COMPANY




------------------------      -------------------------     -------------------------------
      President                       President                        President




------------------------      -------------------------     -------------------------------
      Secretary                       Secretary                        Secretary


                                                          ARTHUR W. EMERSON
                                 ---------------------------------------------------------------------
                                                      AUTHORIZED REPRESENTATIVE

                                 These Declarations with the Property Coverage Form and any applicable
                                 Schedule, Endorsement and Worksheet complete the above numbered Policy,
1mt-05/10/93                     subject to any later Declarations and Amendments.

ENERGY SYSTEMS            Chubb Group of Insurance Companies      [LOGO]
POLICY                    15 Mountain View Road, Warren, N.J. 07059
ENDORSEMENT=============================================================

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

Annual adjustment of premium in accordance with terms as stated on Form 43-02-0164 (2-89), Endorsement No. 2:

                           Term: 05/01/93 to 05/01/94
                         Annual Adjustment: $1,618. A/P


This Endorsement forms a part of Policy No. 7830-83-23 and is effective from 12:01 a.m. of 05/01/93

Issued By        Federal Insurance Company         Endorsement No.  3

Named Insured:   1500 Limited Partnership and      In lieu of
                 Sandy Corporation

   lmt-05/10/93

                                     /s/ ARTHUR W. EMERSON
                                --------------------------------
                                   AUTHORIZED REPRESENTATIVE

Form 43-02 0164 (Rev 2-89)                      M-41861 (15M)

                               AMENDMENT TO LEASE

                 This Amendment to Lease (the "Amendment") is entered into as of the 22nd day of August, 1995, by and between 1500 LIMITED PARTNERSHIP, a Michigan limited partnership (the "Landlord"), as landlord, and SANDY CORPORATION, a Michigan corporation (the "Tenant"), as tenant, who agree as follows:

                                R E C I T A L S:

                 A. Landlord and Tenant entered into a certain Lease dated as of February 1, 1994 (the "Lease"), covering certain real property and improvements located in the City of Troy, Michigan, as more particularly described in the Lease (the "Premises").

                 B. Automatic Data Processing, Inc. ("ADP"), a Delaware corporation, has agreed to guaranty Tenant's obligations under the Lease pursuant to a certain Lease Guaranty of even date herewith.

                 C. Landlord and Tenant desire to modify the Lease in certain other respects and have agreed to enter into this Amendment in order to evidence such modifications.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                 1. Except as otherwise modified herein, the terms and conditions of the Lease shall remain in full force and effect.

                 2. All capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

                 3. Sections 7.1 and 7.2 of the Lease are hereby deleted in their entirety and replaced with the following new Sections 7.1 and 7.2:

                          7.1 Tenant shall not make: (i) any structural alterations, additions or improvements to the Leased Premises, or (ii) any non-structural alterations, additions or improvements costing in excess of $50,000.00, without Landlord's prior written approval, which approval, in the case of interior non-structural alterations, additions or improvements shall not be unreasonably withheld, but which approval, with respect to exterior and structural alterations (including electrical, mechanical, HVAC, and plumbing systems), may be withheld by Landlord in its sole discretion, provided, however, Landlord agrees not to unreasonably withhold its approval of alterations to the electrical, mechanical, HVAC and plumbing systems so long as such alterations do not negatively impact the other tenants of the Building or the appearance of the Building. In the event of disapproval of Tenant's proposed alterations, additions or improvements, Landlord shall give to the Tenant an itemized statement of the reasons therefor. If Landlord does not disapprove the plans and specifications or proposals of Tenant within fifteen (15) business days after the same have been received by Landlord, such plans, specifications or proposals shall be deemed to have been approved by Landlord. All alterations, additions or improvements made by Tenant to the Leased Premises, except movable office furniture and equipment installed at Tenant's expense, shall be the property of Landlord and remain upon and be surrendered with the Leased Premises at the expiration of the term hereof. On February 1, 1994, Landlord paid Tenant an improvement allowance of $100,000.00. At any time prior to December 31, 1996, Landlord shall reimburse Tenant in an additional amount not to exceed $700,000.00 for any permitted alterations, renovations, and improvements to the Leased Premises made and paid for by Tenant within ten (10) days of receipt by Landlord of appropriate lien waivers and invoices marked paid for completed work in form and content acceptable to Landlord. Landlord and Tenant acknowledge that Tenant intends to make certain alterations and improvements which will be identified by Tenant subsequent to the date hereof and subject to the approval of Landlord as herein provided.
                 Tenant acknowledges that all extraordinary maintenance costs and utility costs relating to Tenant's improvements, alterations or additions shall be paid for by Tenant.

                          7.2 Tenant shall only use contractors approved by Landlord for any permitted alterations, additions or improvements to the Leased Premises and Tenant shall obtain all necessary governmental certificates, licenses, permits and approvals for any such alterations, additions or improvements at its sole cost and expense. The foregoing notwithstanding Landlord shall not withhold its consent to Tenant's choice of contractor so long as such contractor is licensed in the State of Michigan, insurable and bondable, and of a good reputation and experience in similar types of work. Except as set forth in Section 7.1 hereof, Tenant shall not be entitled to any reimbursement or compensation resulting from its payment of the costs or expenses of constructing any improvements, alterations or additions to the Leased Premises. Tenant shall not permit any construction or mechanic's liens to be placed or remain upon the Leased Premises. In the event that such construction or mechanic's liens are placed on the Leased Premises, Tenant shall remove or bond over same within thirty
                 (30) days of demand by Landlord. Tenant's failure to do so shall constitute an Event of Default hereunder giving Landlord the right, inter alia, to terminate this Lease upon thirty
                 (30) days prior written notice to Tenant. In addition, Tenant shall indemnify and hold harmless Landlord from any cost or expense whatsoever (including reasonable attorney fees) arising from Tenant's permitting a construction or mechanic's lien to be placed on the Leased Premises. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Leased Premises or any part thereof. No representations with respect to the condition of the Leased Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

                 4. Notwithstanding the provisions of Lease to the contrary, Tenant shall be permitted to self-insure all of its insurance obligations under Sections 11.2, 11.3, 11.4 and 11.5 of the Lease and no insurance certificates shall be required from Tenant for such coverages which are self-insured by Tenant, provided Tenant satisfies the following terms and conditions:

                 (a)      Tenant is and remains an entity controlled by ADP;

                 (b) ADP has a net worth equal to or in excess of $100,000,000.00 at all times during the term of this Lease; and

                 (c) ADP is and remains a guarantor of all of Tenant's obligations under this Lease.

                 Upon written request of Landlord, Tenant shall deliver, or cause ADP to deliver, to Landlord, the annual published financial statements of ADP. In the event Tenant is able to satisfy the foregoing conditions and elects to self-insure, Tenant hereby agrees to release, indemnify and hold harmless Landlord from and against any and all liability for claims, costs, expenses, losses or damages which Tenant incurs and which would have been covered by insurance had Tenant maintained the insurance coverages specified in the Lease rather than electing to self-insure.

                 5. Section 36 of the Lease is hereby deleted in its entirety and is no longer of any further force or effect.

                 6. Notwithstanding anything contained herein to the contrary, the parties hereto acknowledge and agree that this Amendment shall become effective on the effective date of the merger of ADP Mergerco, Inc. with and into Sandy Corporation and shall be of full force and effect thereafter.
In the event that the merger of ADP Mergerco, Inc. with and into Sandy Corporation is not effectuated on or before January 31, 1996, this Amendment shall be null and void and of no force or effect.

                 7. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which shall constitute one (1) original.

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                      LANDLORD:

                                      1500 LIMITED PARTNERSHIP,
                                      A MICHIGAN LIMITED PARTNERSHIP

                                      By:      RUDGATE CORP., a Michigan
                                               corporation, its general partner

                                      By:   /s/ William H. Sandy
                                          ------------------------------------
                                                William H. Sandy, President


                                      TENANT:

                                      SANDY CORPORATION, A Michigan Corporation


                                      By:    /s/ Raymond A. Ketchledge
                                          ------------------------------------
                                      Its:   President
                                          ------------------------------------

Accepted and Approved by:

NBD BANK


By:
    ---------------------------

Its:
    ---------------------------


                                      -3-